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                                                                    Exhibit 10.1

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                            COPELCO CAPITAL, INC.,
                            ORIGINATOR AND SERVICER

                       COPELCO CAPITAL FUNDING LLC 98-1,
                                    SELLER

                                      AND

                     COPELCO CAPITAL FUNDING TRUST 1998-A
                                   PURCHASER

                           -------------------------


                         SALES AND SERVICING AGREEMENT

                          Dated as of August __, 1998

                           -------------------------



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ALL RIGHT, TITLE AND INTEREST IN AND TO THIS AGREEMENT OF COPELCO CAPITAL
FUNDING TRUST 98-A HAS BEEN ASSIGNED TO AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF MANUFACTURERS AND TRADERS TRUST TRUST, AS TRUSTEE, UNDER THE INDENTURE DATED AS OF AUGUST 1, 1998, FOR THE BENEFIT OF THE PERSONS REFERRED TO THEREIN.


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                               TABLE OF CONTENTS

                                                                            Page

RECITALS.......................................................................1

AGREEMENTS.....................................................................2

SECTION 1.  PURCHASE AND SALE..................................................2

      1.01  Purchase of Leases.................................................2
      1.02  Consideration and Payment..........................................2
      1.03  Capital Contribution...............................................2
      1.04  Transfer of Leases; Grant of Security Interest.....................3
      1.05  Servicer to Act as Custodian.......................................3

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR...................4

      2.01  Corporate Organization and Authority...............................4
      2.02  Business and Property..............................................5
      2.03  Financial Statements...............................................5
      2.04  Equipment and Leases...............................................5
      2.05  Payments...........................................................8
      2.06  Full Disclosure....................................................9
      2.07  Pending Litigation.................................................9
      2.08  Title to Properties................................................9
      2.09  Transactions Legal and Authorized..................................9
      2.10  Governmental Consent..............................................10
      2.11  Taxes.............................................................10
      2.12  Compliance with Law...............................................10
      2.13  ERISA.............................................................11
      2.14  Ability to Perform................................................11
      2.15  Ordinary Course; No Insolvency....................................11
      2.16  Assets and Liabilities............................................11
      2.17  Fair Consideration................................................12
      2.18  Ability to Pay Debts..............................................12
      2.19  Bulk Transfer Provisions..........................................12
      2.20  Transfer Taxes....................................................12
      2.21  Principal Executive Office........................................12
      2.22  Servicing Provisions Customary....................................13
      2.23  Nonconsolidation..................................................13
      2.24  Sale Treatment....................................................13

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE SELLER......................14

      3.01  Corporate Organization and Authority..............................14
      3.02  Business and Property.............................................14

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      3.03  Transactions Legal and Authorized.................................14
      3.04  Governmental Consent..............................................15
      3.05  Compliance with Law...............................................15
      3.06  Assets and Liabilities............................................15
      3.07  Fair Consideration................................................15
      3.08  Ability to Pay Debts..............................................16
      3.09  Bulk Transfer Provisions..........................................16
      3.10  Transfer Taxes....................................................16
      3.11  Principal Executive Office........................................16
      3.12  Nonconsolidation..................................................16
      3.13  Sale Treatment....................................................17

SECTION 4.  ADMINISTRATION OF LEASES..........................................17

      4.01  Servicer to Act...................................................17
      4.02  Lease Amendments and Modifications................................19
      4.03  Non-Performing Leases.............................................20
      4.04  Costs of Servicing; Servicing Fee; Administrative Expenses........21
      4.05  Other Transactions................................................22

SECTION 5.  SERVICER ADVANCES AND SELLER'S SUPPORT............................22

      5.01  Late Lease Payments...............................................22
      5.02  Early Termination Leases..........................................22
      5.03  Indemnification...................................................23
      5.04  Repurchases; Other Payments.......................................23
      5.05  Payment Advices...................................................24

SECTION 6.  INFORMATION TO BE PROVIDED........................................24

      6.01  Monthly Status Reports; Servicing Reports.........................24
      6.02  Annual Independent Public Accountant's Report.....................26

SECTION 7.  THE SERVICER......................................................26

      7.01  Merger or Consolidation of the Servicer...........................26
      7.02  Limitation on Liability of the Servicer and Others................27
      7.03  Servicer Not to Resign or Be Removed..............................27
      7.04  Financial and Business Information................................27
      7.05  Officers' Certificates............................................29
      7.06  Inspection........................................................29
      7.07  Servicer Records..................................................29

SECTION 8.  THE ORIGINATOR....................................................29

      8.01  Merger or Consolidation of the Originator.........................29
      8.02  Control of Seller.................................................30
      8.03  Financial and Business Information................................30
      8.04  Officers' Certificates............................................31
      8.05  Inspection........................................................31

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      8.06  Books and Records.................................................32
      8.07  Communications....................................................32

SECTION 9.  THE SELLER........................................................32

      9.01  Merger or Consolidation of the Seller.............................32
      9.02  Control of Trust..................................................32
      9.03  Financial and Business Information................................32
      9.04  Inspection........................................................33
      9.05  Books and Records.................................................33
      9.06  Communications....................................................33

SECTION 10.  DEFAULT..........................................................34

      10.01  Servicer Events of Default.......................................34
      10.02  Termination......................................................35
      10.03  Trustee to Act; Appointment of Successor.........................36
      10.04  Servicer to Cooperate............................................37
      10.05  Notification to Noteholders......................................37
      10.06  Remedies Not Exclusive...........................................37

SECTION 11.  SUBSTITUTION AND ADDITION OF LEASES..............................37

      11.01  Substitution and Addition........................................37
      11.02  Procedure........................................................39
      11.03  Objection and Repurchase.........................................40
      11.04  Seller's and Servicer's Subsequent Obligations...................40

SECTION 12.  ASSIGNMENT.......................................................40

      12.01  Assignment to Trustee............................................40
      12.02  Assignment by Seller or Servicer.................................40

SECTION 13.  NATURE OF OBLIGATIONS AND SECURITY THEREFOR......................41

      13.01  Obligations Absolute.............................................41
      13.02  Security for Obligations.........................................41
      13.03  Further Assurances; Financing Statements.........................42

SECTION 14.  DEFINITIONS......................................................42

SECTION 15.  INTER-COMPANY LOANS..............................................48

      15.01  Inter-Company Loans..............................................48

SECTION 16.  MISCELLANEOUS....................................................48

      16.01  Continuing Obligations...........................................48
      16.02  GOVERNING LAW....................................................48
      16.03  Successors and Assigns...........................................48
      16.04  Modification.....................................................48

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      16.05  No Proceedings...................................................48
      16.06  Notices..........................................................49
      16.07  Counterparts.....................................................49
      16.08  Nonpetition Covenant.............................................49


Schedule 1        -        Subsidiaries of the Seller

Exhibit A         -        Schedule of Leases and Equipment
Exhibit B         -        Form of Inter-Company Loan Note
Exhibit C         -        Form of Receivables Servicing Report


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                         SALES AND SERVICING AGREEMENT

                  This SALES AND SERVICING AGREEMENT is made and dated as of August __, 1998, by and between COPELCO CAPITAL FUNDING TRUST 98-A, a Delaware business trust, as purchaser hereunder (the "Trust"), COPELCO CAPITAL, INC., a Delaware corporation, as originator of the Leases (defined below) (in such capacity, the "Originator") and servicer (in such capacity, the "Servicer") hereunder, and COPELCO CAPITAL FUNDING LLC 98-1, as seller of the Leases.

                                R E C I T A L S

                  A. The Originator wishes to sell and assign to the Seller, and the Seller wishes to purchase from the Originator, all right, title and interest of the Originator in, to and under the Leases and the Equipment (such terms and all other capitalized terms used herein having the meanings ascribed thereto in Section 14 hereof unless otherwise indicated).

                  B. The Seller wishes to contribute and assign to the Trust, and the Trust wishes to acquire from the Seller, all right, title and interest of the Seller in, to and under the Leases.

                  C. Contemporaneously with such sale and assignment, the Seller wishes to contribute to the Trust all right, title and interest of the Seller in and to each item of Equipment subject to each Lease.

                  D. Pursuant to the Indenture, the Trust is issuing one class of _____% Class A-1 Lease-Backed Notes, Series 1998-A in the aggregate principal amount of $__________ (the "Class A-1 Notes"), one class of _____% Class A-2 Lease-Backed Notes, Series 1998-A in the aggregate principal amount of $________ (the "Class A-2 Notes"), one class of _____% Class A-3 Lease-Backed Notes, Series 1998-A in the aggregate principal amount of $__________ (the "Class A-3 Notes"), one class of _____% Class A-4 Lease-Backed Notes, Series 1998-A in the aggregate principal amount of $___________ (the "Class A-4 Notes"; together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), one class of _____% Class B Leased-Backed Notes, Series 1998-A (the "Class B Notes"), in the aggregate principal amount of $__________, one class of _____% Class C Lease-Backed Notes, Series 1998-A, in the aggregate principal amount of $__________ (the "Class C Notes"), one class of _____% Class D Leased-Backed Notes, Series 1998-A in the aggregate principal amount of $__________ (the "Class D Notes"), one class of _____% Class E Lease-Backed Notes, Series 1998-A, in the aggregate principal amount of $__________ (the "Class E Notes"; together with the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, the "Receivables Notes"), one class of ____% Class R-1 Residual Notes, Series 1998-A in the aggregate Principal amount of $_________ (the "Class R-1 Notes") and one class of ______% Class R-2 Residual Notes, Series 1998-A in the aggregate principal amount of $____________ (the Class R-2 Notes; together with the Class R-1 Notes, the "Class R Notes"; the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class R Notes are referred to collectively as the "Notes"), the proceeds of which are being used by the Trust to make payment to the Seller for the Leases.

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                  E. Pursuant to the Indenture, the Trust is granting, inter alia, to the Trustee, for the benefit of the holders from time to time of the Notes, a security interest in all right, title and interest of the Trust in, to and under the Leases, the interests in the Equipment and this Sales and Servicing Agreement.

                              A G R E E M E N T S

         SECTION 1.  PURCHASE AND SALE

         1.01   Purchase of Leases.

         (a) By their execution and delivery of this Sales and Servicing Agreement, the Originator hereby sells and assigns to the Seller, and the Seller hereby purchases from the Originator without recourse (except to the extent of the Originator's repurchase obligations as set forth herein), all of the Originator's right, title and interest in and to each of the Leases (including the right to receive all payments due or to become due thereunder since the Cut-Off Date).

         (b) By their execution and delivery of this Sales and Servicing Agreement, the Seller hereby contributes and assigns to the Trust, and the Trust hereby acquires from the Seller without recourse (except to the extent of the Seller's repurchase obligations as set forth herein), all of the Seller's right, title and interest in and to each of the Leases (including the right to receive all payments due or to become due thereunder since the Cut-Off Date).

         1.02   Consideration and Payment.

         The purchase price of the Leases for the transfer from the Originator to the Seller (including the right to receive all payments due or to become due thereunder since the Cut-Off Date) is $____________.

         1.03   Capital Contribution.

         (a) The Originator and the Seller each acknowledge and confirm that contemporaneously with the sale and purchase of the Leases as hereinabove provided, the Originator, as the sole member of the Seller, is contributing and transferring to the Trust, and in connection with each sale, transfer and assignment of Additional Leases and Substitute Leases, the Originator will contribute and transfer to the Seller, without recourse, all right, title and interest of the Originator in and to each item of Equipment subject to each Lease, Additional Lease and Substitute Lease. After such contribution and transfer by the Originator to the Seller, all right, title and interest of the Originator in and to each item of Equipment subject to each Lease shall be vested in the Seller.

         (b) The Seller and the Trust each acknowledge and confirm that contemporaneously with the sale and purchase of the Leases as hereinabove provided, the Seller, as holder of beneficial interests in the Trust, is contributing and transferring to the Trust, and in connection with each sale, transfer and assignment of Additional Leases and Substitute Leases the Seller will contribute and transfer to the Trust, without recourse, all right, title and interest of the Seller in and to each item of Equipment subject to each Lease, Additional Lease and

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Substitute Lease. After such contribution and transfer by the Seller to the
Trust, all right, title and interest of the Seller in and to each item of Equipment subject to each Lease shall be vested in the Trust.

         1.04   Transfer of Leases; Grant of Security Interest.

         It is the intention of the parties hereto that each transfer of leases, Additional Leases, Substitute Leases, Lease Payments and all other amounts due or becoming due with respect thereto and Equipment (or interests therein) being made hereunder shall constitute a purchase and sale or capital contribution and not a loan. Neither the Originator nor the Seller shall take any action inconsistent with the Trust's ownership of the Leases, the Lease Receivables and all other amounts due or becoming due with respect thereto and the interests in the Equipment, each of the Originator and the Seller shall indicate in its records that ownership of each of the Leases, the Lease Receivables and the interests in the Equipment is held by the Trust, and each shall respond to any inquiries from third parties by indicating that its ownership in the Leases, Additional Leases, Substitute Leases, the Lease Receivables and all other amounts due or becoming due with respect thereto and the interests in the Equipment is held by the Trust and pledged to the Trustee. In the event, however, that a court of competent jurisdiction were to hold that any transaction evidenced hereby constitutes a loan and not a purchase and sale or capital contribution, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law and that the Trust and the Trustee shall be deemed to have been granted a first priority security interest in (a) the Leases and all Lease Payments, Casualty Payments, Termination Payments, Residual Realizations and other amounts now due or becoming due with respect thereto since the Cut-Off Date (other than any prepayments of rent required pursuant to the terms of any Lease at or before the commencement of the Lease and any payments due before the Cut-Off Date) and all Additional Leases and Substitute Leases and all Lease Payments, Casualty Payments, Termination Payments, Residual Realizations and other amounts due or becoming due with respect thereto since the effective date of their respective addition or substitution (other than any prepayments of rent required by the terms of any Lease at or before the commencement of the Lease and any payments due before the effective date of such addition or substitution), (b) all rights of the Trust to or under any guarantees of or collateral (including all rights of the Trust in any security deposits) for the Lessee's obligations under any Lease, (c) all interests of the Trust in the Equipment at any time subject to any Lease including any security interest of the Seller in the Equipment and (d) all proceeds of the conversion, whether voluntary or involuntary, of any of the foregoing into cash or other property.

         1.05   Servicer to Act as Custodian.

         (a) The Servicer shall hold and acknowledges that it is holding the Leases and all other Granted Assets that it may from time to time receive hereunder as custodian for the Trustee.

         (b) The Servicer shall perform its duties under this Section 1.05 in accordance with the standard set forth in Section 3.01 as such standard applies to servicers acting as custodial agents. The Servicer shall promptly report to the Trustee any failure by it to hold the complete Leases as herein provided and shall promptly take appropriate action to remedy any such failure but only to the extent (i) any such failure is caused by the acts or omissions of the

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Servicer and (ii) such remedial action is otherwise within its capabilities or control. As custodian, the Servicer shall have and perform the following powers and duties:

         (A) hold the Leases on behalf of the Trustee for the benefit of the Noteholders, maintain accurate records pertaining to each Lease to enable it to comply with the terms and conditions of this Sales and Servicing Agreement, and maintain a current inventory thereof;

         (B) implement policies and procedures in accordance with the Servicer's normal business practices with respect to the handling and custody of the Leases so that the integrity and physical possession of the Leases will be maintained; and

         (C) attend to all details in connection with maintaining custody of the Leases on behalf of the Trustee on behalf of the Noteholders.

         (c) In acting as custodian of the Leases, the Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in such Leases. The Servicer on behalf of the Noteholders shall mark conspicuously each original contractual document with a Lessee, and its master data processing records evidencing each Lease with a legend, acceptable to the Trustee, evidencing that all right, title and interest in the Leases has been granted to the Trustee as provided in the Indenture.

         (d) The Servicer agrees to maintain the Leases at either its office in Mt. Laurel, New Jersey or Mahwah, New Jersey or at such other offices of the Servicer as shall from time to time be identified by prior written notice to the Trustee. Subject to the foregoing, the Servicer may temporarily move individual Leases or any portion thereof without notice as necessary to conduct collection and other servicing activities.

         SECTION 2.   REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR

         The Originator hereby represents and warrants as follows:

         2.01   Corporate Organization and Authority.

                The Originator:

         (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation,

         (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted (except where the failure to have such licenses and permits would not have a material adverse effect on the business or condition (financial or otherwise) of the Originator or impair the enforceability of any Lease) and to enter into and perform its obligations under this Sales and Servicing Agreement, and the transactions contemplated hereby,

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                including performance of the duties of the Servicer and the
                Originator's support obligations hereunder, and

         (c) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary (except where the failure to be so qualified or in good standing would not have a material adverse effect on the Trust Estate or the business or condition (financial or otherwise) of the Originator or impair the enforceability of any Lease).

         2.02   Business and Property.

         The Prospectus and the Private Placement Memorandum, accurately describe in all material respects the general nature of the business of the Originator.

         2.03   Financial Statements.

         (a) The consolidated balance sheet of the Originator and its consolidated subsidiaries for the fiscal periods ended December 31, 1997 and December 31, 1996 and the related consolidated statements of income, retained earnings and cash flow for the respective period and fiscal years ended on such dates, all accompanied by reports thereon containing opinions without qualification, except as therein noted, by KPMG Peat Marwick, independent certified public accountants, and the unaudited interim consolidated balance sheet of the Originator and its consolidated subsidiaries as of March 31, 1998 and the related consolidated statements of income, retained earnings and cash flow for the three months ended on such date have been prepared in accordance with generally accepted accounting principles consistently applied, and present fairly the financial position of the Originator and its subsidiaries as of such dates and the results of their operations for such periods.

         (b) Except as disclosed in the Prospectus, the Private Placement Memorandum and the financial statements referred to in the preceding Section 2.03(a), since December 31, 1997 there has been no change in the business, condition or prospects (financial or otherwise) of the Originator except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. Neither the Originator nor any of its subsidiaries has any material liabilities or obligations not incurred in the ordinary course of business other than those disclosed in the financial statements referred to in Section 2.03(a) or for which adequate reserves are reflected in such financial statements and certain contingent obligations of the Originator relating to other asset securitization transactions involving the Originator.

         2.04   Equipment and Leases.

         (a) Prior to the date of each transfer of any Leases and contribution of Equipment in accordance with Sections 1.01 and 1.03, respectively, the Originator purchased each item of Equipment from either (i) the manufacturer or other supplier following receipt of an invoice from such manufacturer or supplier or (ii) a Lessee following confirmation that such item of Equipment was on such Lessee's premises. The Originator has paid in full, to the

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manufacturer or supplier or Lessee, as the case may be, the purchase price and any related charges in connection with the acquisition of the Equipment. The sale to the Trust of the Leases and all of the Originator's right, title and interest in each item of Equipment does not violate the terms or provisions of any Lease or any other agreement to which the Originator is a party or by which it is bound.

         (b) Upon completion of the transfers described in Article I hereof, the Trust will (i) be the legal owner of the Leases (including the right to receive all payments due or to become due thereunder), (ii) have good title to each item of the Equipment subject to any Lease other than a Nominal Buy-Out Lease, and (iii) have a valid security interest in each item of Equipment with a purchase price in excess of $25,000 subject to a Nominal Buy-Out Lease. At such time, the Leases (including the right to receive all payments due or to become due thereunder) and the Originator's interest in the Equipment will be free and clear of all Liens other than the rights of each Lessee under the Lease to which such Lessee is a party and the Lien created by the Indenture; and there will be no delinquent taxes or other outstanding charges affecting the Equipment which are or may be Liens prior to, or equal or coordinate with, the Lien of the Trustee under the Indenture.

         (c) At the time of each transfer of a Lease hereunder, each such Lease (i) is or will be a triple-net lease and (ii) is or will be a legal, valid and binding full recourse obligation of the Lessee thereunder, enforceable by the Trust (and by the Trustee as assignee of the Trust) against such Lessee in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights and by general equity principles, is noncancellable by the Lessee and is in full force and effect, and any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending and equal credit opportunity laws applicable to each Lease have been complied with; and the Originator has no knowledge (after due inquiry) of any challenge, dispute or claim by or against the Lessee under or affecting any Lease or of the bankruptcy or insolvency of any such Lessee. As of the initial Determination Date, or the effective date of the transfer of any Additional Lease or Substitute Lease, each Lessee has paid at least one installment of rent under its respective Lease.

         (d) At the time that any item of Equipment (including the Originator's security interest in any item not owned by it) is contributed hereunder, the Originator will have no knowledge that any item of the Equipment has suffered any loss or damage which has not been repaired.

         (e) Each Lease requires the Lessee thereunder to maintain insurance on the Equipment subject thereto in an amount at least equal to the fair market value thereof.

         (f) In addition to the insurance maintained by the Lessees with respect to the Equipment, the Originator (or an Affiliate of the Originator) maintains (i) one or more casualty insurance policies which, in the aggregate, are in an amount not less than the aggregate Outstanding Principal Amount of the Notes, (ii) a general liability insurance policy in the aggregate amount of $1,000,000 and (iii) an excess liability insurance policy in umbrella form in the aggregate amount of $10,000,000. Each of such policies is in full force and effect and covers all equipment owned by the Originator and the Trust. All premiums in respect of such policies

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have been paid. Each of the Trustee and the Trust are named as loss payees and additional insureds, as their interests may appear, on such casualty and liability policies maintained by the Originator.

         (g) At the time of each transfer of a Lease hereunder, no Lease had outstanding rent which was 63 or more days past due as of the Cut-Off Date.

         (h) Each Lease was entered into or acquired by the Originator in accordance with the Originator's regular credit approval process described in the Prospectus, and no selection procedures adverse to the credit quality of the Leases were employed in selecting the Leases for sale under this Sales and Servicing Agreement.

         (i) The obligation of each Lessee to pay rent under each of the Leases throughout the term thereof is and will be unconditional, without any right of setoff by such Lessee and without regard to any event affecting the Equipment, the obsolescence of any Equipment, any claim of such Lessee against the Trust, the Originator or the Servicer or any change in circumstance of such Lessee or any other circumstance whatsoever except to the extent that in the event of a casualty of any item of Equipment, the Lessee is obligated to pay, in lieu of the future Lease Payments with respect to such item, an amount which equals or exceeds the Discounted Present Value of the Lease as of the Payment Date next succeeding the making of such payment.

         (j) In the case of each Lease which consists of a master lease and one or more exhibits or schedules thereto, the Originator has neither assigned such master lease in its entirety, nor delivered physical possession of such master lease, to any Person other than the Seller, the Trust or the Trustee (including the trustee under another indenture in a transaction substantially similar to the transaction contemplated hereby, which other indenture provides that the lien thereof on such master lease extends only to such master lease insofar as it relates to lease schedules which are not part of the Trust Estate).

         (k) As of the time of each transfer of Leases and Equipment hereunder, there are no facts or circumstances which give rise, or would give rise at any time in the future, to any right of rescission, setoff, counterclaim or defense, including the defense of usury, to obligations of any Lessee, including the obligation of such Lessee to pay all amounts due with respect to any Lease to which such Lessee is a party, and neither the operation of any of the terms of any Lease or the exercise of any right thereunder will render such Lease unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

         (l) As of the time of each transfer of Leases and Equipment hereunder, no Lease has been amended, altered or modified in any respect, except in writing and copies of all such writings are attached to the Lease delivered to the Trustee.

         (m) As of the time of each transfer of Leases and Equipment hereunder, no Lessee will have been released, in whole or in part, from any of its obligations in respect of any Lease; no Lease will have been satisfied, cancelled or subordinated, in whole, or in part, or rescinded, and no Equipment covered by any Lease will have been released from such Lease, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission.

         (n) As of the time of each transfer of Leases and Equipment hereunder, each Lease was either (i) originated by the Originator in the ordinary course of its business or (ii) purchased by the Originator for value and taken into possession prior to the Cut-Off Date in the ordinary course of its business.

         (o) No Lease was originated in or is subject to the laws of any jurisdiction whose laws would make the transfer and sale thereof under this Sales and Servicing Agreement unlawful.

         (p) All parties to each Lease had authority and capacity to execute such Lease.

         (q) None of the Leases is a consumer lease and each Lessee has accepted the Equipment leased to it.

         (r) The Booked Residual Value of the Equipment as of the Cut-Off Date equals $____________.

         (s) All parties to each Lease had all requisite authority and capacity to execute such Lease.

         (t) As of the Cut-Off Date, the Final Lease Payment on each Lease was due and payable on or prior to May 2005.

         (u) Each Lease agreement is "chattel paper" within the meaning of The Uniform Commercial Code in the states of New York and New Jersey.

         2.05   Payments.

         (a) The aggregate amounts of Lease Payments payable by the Lessees under the Leases during each lease payment period, including amounts on deposit in the Reserve Account, are sufficient to cover the Servicing Fees and pay the principal and interest on the Notes, as such payments become due and payable.

         (b) The aggregate amount of Residual Realizations using the average historical realization rate, including amounts on deposit in the Liquidity Reserve Account, is sufficient to cover the Residual Servicing Fee and pay the principal and interest on the Class R Notes as such payments become due and payable.

         (c) The portfolio detail delivered or to be delivered to the Trustee on or prior to the Closing Date (i) accurately sets forth, as of the Cut-Off Date, the amount of each Lease Payment due under each of the Leases and the month in which such Lease Payment is to be paid in accordance with the terms of the Lease under which the same is to be paid, (ii) accurately sets forth, as of the Cut-Off Date, the information with respect to certain other characteristics of the

Leases and the Equipment described in such portfolio detail and (iii) is otherwise true and correct in all respects.

         2.06   Full Disclosure.

                The Prospectus and the Private Placement Memorandum (including, without limitation, the statistical and descriptive information with respect to the initial Leases, Lessees and Equipment), as of their respective dates, do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact peculiar to the Originator or any Affiliate of the Originator or, to the knowledge of the Originator, any Lease, Lessee or item of Equipment, which the Originator has not or will not disclose in the Prospectus or the Private Placement Memorandum which materially affects adversely nor, so far as the Originator can now reasonably foresee, will materially affect adversely the ability of the Originator to perform the transactions contemplated by this Sales and Servicing Agreement.

         2.07   Pending Litigation.

                There are no proceedings or investigations pending, or to the knowledge (after due inquiry) of the Originator threatened, against or affecting the Originator or any subsidiary in or before any court, governmental authority or agency or arbitration board or tribunal, including, but not limited to, any such proceeding or investigation with respect to any environmental or other liability resulting from the ownership or use of any of the Equipment, which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Originator and its subsidiaries, or the ability of the Originator or the Servicer to perform its obligations under this Sales and Servicing Agreement. The Originator is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.

         2.08   Title to Properties.

                Immediately following the transfer by the Originator to the Trust of the Leases and the Originator's interest in the Equipment, the Leases (including the right to receive all payments due or to become due thereunder) and the interest in the Equipment will be free and clear of all Liens, except the Lien on the Trust Estate in favor of the Trustee granted pursuant to the Indenture (or the Lien in favor of the Trust which is assigned to the Trustee pursuant to the Indenture).

         2.09   Transactions Legal and Authorized.

                The transfer by the Originator of all of its right, title and interest in and to each item of Equipment and each Lease (including the right to receive all payments due or to become due thereunder) and compliance by the Originator with all of the provisions of this Sales and Servicing
Agreement:

         (a) have been duly authorized by all necessary corporate action on the part of the Originator, and do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Originator except such as have been duly obtained;

         (b)    are within the corporate powers of the Originator; and

         (c) are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Originator under the provisions of, any agreement, charter instrument, by-law or other instrument to which the Originator is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to the Originator or its properties, or any order to which the Originator or its properties is subject, of or by any government or governmental agency or authority.

         2.10   Governmental Consent.

                No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority is necessary or required on the part of the Originator in connection with the execution and delivery of this Sales and Servicing Agreement or the sale of the Leases and contribution of the Equipment or the performance of its obligations as Servicer.

         2.11   Taxes.

         (a) All tax returns required to be filed by the Originator or any subsidiary in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Originator or any subsidiary, or upon any of their respective properties, income or franchises, shown to be due and payable on such returns have been paid. To the best of the Originator's knowledge all such tax returns were true and correct and neither the Originator nor any subsidiary knows of any proposed additional tax assessment against it in any material amount nor of any basis therefor.

         (b) The provisions for taxes on the books of the Originator and each of its subsidiaries are in accordance with generally accepted accounting principles.

         2.12   Compliance with Law.

                The Originator:

                (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject;

                (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business; and

                (c) is not in violation in any material respect of any term of any agreement, charter instrument, by-law or other instrument to which it is a party or by which it may be bound, which violation or failure to obtain might materially adversely affect the business or condition (financial or otherwise) of the Originator and its subsidiaries.

         2.13   ERISA.

         (a) The present value of all benefits vested under all "employee pension benefit plans," as such term is defined in Section 3 of ERISA, maintained by or contributed to by the Originator and its Related Persons (other than multi-employer plans as such term is defined in Section 3 of ERISA), as from time to time in effect (herein called the "Pension Plans"), does not exceed the value of the assets of the Pension Plans allocable to such vested benefits;

         (b) No Prohibited Transactions, Accumulated Funding Deficiencies, Withdrawals or Reportable Events have occurred with respect to any Pension Plans that, in the aggregate, could subject the Originator to any material tax, penalty or other liability; and

         (c) No notice of intent to terminate a Pension Plan under a distress termination has been filed, nor has the PBGC instituted proceedings to terminate, or appoint a trustee to administer, a Pension Plan and no event has occurred or condition exists which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

         2.14   Ability to Perform.

         At the date hereof, the Originator does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in this Sales and Servicing Agreement or its ability to perform as Servicer.

         2.15   Ordinary Course; No Insolvency.

         The transactions contemplated by the Notes, the Indenture and this Sales and Servicing Agreement are being consummated by the Originator in furtherance of the Originator's ordinary business purposes and constitute a practical and reasonable course of action by the Originator designed to improve the financial position of the Originator, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. The Originator will not, either as a result of the transaction contemplated by this Sales and Servicing Agreement, or immediately before or after such transaction, be insolvent or have an unreasonably small capital for the conduct of its business and the payment of anticipated obligations.

         2.16   Assets and Liabilities.

         (a) Both immediately before and after any transfer of Leases (including the right to receive all payments due or to become due thereunder) and the transfer of the interests in the Equipment contemplated by this Sales and Servicing Agreement, the present fair salable value of the Originator's assets was or will be in excess of the amount that will be required to pay the Originator's probable liabilities as they then exist and as they become absolute and matured; and

         (b) Both immediately before and after any transfer of Leases (including the right to receive all payments due or to become due thereunder) and the transfer of the interests in the Equipment contemplated by this Sales and Servicing Agreement, the sum of the Originator's assets was or will be greater than the sum of the Originator's debts, valuing the Originator's assets at a fair salable value.

         2.17   Fair Consideration.

         The consideration received by the Originator, in exchange for the Leases (including the right to receive all payments due or to become due thereunder) and the transfer of its interests in the Equipment, is fair consideration having value equivalent to or in excess of the value of the assets being transferred by the Originator.

         2.18   Ability to Pay Debts.

         Neither as a result of the transaction contemplated by this Sales and Servicing Agreement nor otherwise does the Originator believe that it will incur debts beyond its ability to pay or which would be prohibited by its charter documents or by-laws. The Originator's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

         2.19   Bulk Transfer Provisions.

         The sale, transfer, assignment and conveyance of the Leases and its interests in the Equipment by the Originator pursuant to this Sales and Servicing Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

         2.20   Transfer Taxes.

         The sale, transfer, assignment and conveyance of the Leases (including all payments due or to become due thereunder) and its interests in the Equipment by the Originator pursuant to this Sales and Servicing Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Originator to any federal, state or local government ("Transfer Taxes"). In the event that the Trust receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Leases and/or its interests in the Equipment, on written demand by the Trust, or upon the Originator otherwise being given notice thereof, the Originator shall pay, and otherwise indemnify and hold the Trust, the Trustee and the holders of the Notes harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the holders of the Notes and the Trustee shall have no obligation to pay such Transfer Taxes).

         2.21   Principal Executive Office.

         The principal executive office of each of the Originator and the Servicer is located at One International Boulevard, Mahwah, New Jersey 07430-0631.

         2.22   Servicing Provisions Customary.

         The servicing arrangements hereunder, including without limitation the terms and conditions pursuant to which the Originator will act as Servicer and the Servicing Fee to be paid to the Originator, are consistent with the arrangements and customary practices of the Originator when providing comparable services to non-affiliated entities and of other servicers in the equipment leasing industry.

         2.23   Nonconsolidation.

         The Originator is and at all times since its incorporation has been operated in such a manner that it would not be substantively consolidated with either the Seller or the Trust, such that the separate existence of the Originator and the Seller or the Trust would be disregarded in the event of a bankruptcy or insolvency of the Originator or the Seller or the Trust, and in such regard:

         (a) the Originator is not involved in the day-to-day management of the Seller or the Trust;

         (b) the Originator maintains separate corporate records and books of account from the Seller and the Trust and otherwise observes corporate formalities and has a separate business office from the Seller and the Trust;

         (c) the financial statements and books and records of the Originator prepared after the Closing Date will reflect the separate existence of the Seller and the Trust;

         (d) the Originator maintains its assets separately from the assets of the Seller and the Trust (including through the maintenance of a separate bank account), the Originator's funds and assets, and records relating thereto, have not been and are not commingled with those of the Seller and the Trust and the separate creditors of the Seller and the Trust will be entitled to be satisfied out of the Seller's and the Trust's assets prior to any value in the Seller or the Trust becoming available to the Seller or the Trust's equityholders or the Originator's creditors;

         (e) all business correspondence of the Originator and other communications are conducted in the Originator's own name and on its own stationery; and

         (f) neither the Seller or the Trust acts as an agent of the Originator in any capacity and the Originator does not act as agent for the Seller or the Trust, but instead presents itself to the public as a corporation separate from the Seller and the Trust; provided that the Originator is the Servicer hereunder and under agreements substantially the same as this Agreement.

         2.24   Sale Treatment.

         The Originator will treat the transfer to the Seller of the Leases and the Lease Receivables as a sale for reporting and accounting purposes and the Originator will treat the transfer to the Seller of its interest in the Equipment as a contribution for reporting and accounting purposes.

         SECTION 3.   REPRESENTATIONS AND WARRANTIES OF THE SELLER

         The Seller hereby represents and warrants as follows:

         3.01   Corporate Organization and Authority.

                The Seller:

                (a) is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation,

                (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and to enter into and perform its obligations under this Sales and Servicing Agreement, and the transactions contemplated hereby support, and

                (c) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary.

         3.02   Business and Property.

         The Prospectus and the Private Placement Memorandum, accurately describe in all material respects the general nature of the business of the Seller.

         3.03   Transactions Legal and Authorized.

         The transfer by the Seller of all of its right, title and interest in and to each item of Equipment and each Lease (including the right to receive all payments due or to become due thereunder) and compliance by the Seller with all of the provisions of this Sales and Servicing Agreement:

         (a) have been duly authorized by all necessary corporate action on the part of the Seller, and do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Seller except such as have been duly obtained;

         (b)    are within the corporate powers of the Seller; and

         (c) are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Seller under the provisions of, any agreement, charter instrument, by-law or other instrument to which the Seller is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to the Seller or its properties, or any order to which the Seller or its properties is subject, of or by any government or governmental agency or authority.

         3.04   Governmental Consent.

         No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority is necessary or required on the part of the Seller in connection with the execution and delivery of this Sales and Servicing Agreement or the sale of the Leases and contribution of the Equipment or the performance of its obligations as Servicer.

         3.05   Compliance with Law.

                The Seller:

                (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject;

                (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business; and

                (c) is not in violation in any material respect of any term of any agreement, charter instrument, by-law or other instrument to which it is a party or by which it may be bound, which violation or failure to obtain might materially adversely affect the business or condition (financial or otherwise) of the Seller and its subsidiaries.

         3.06   Assets and Liabilities.

         (a) Both immediately before and after any transfer of Leases (including the right to receive all payments due or to become due thereunder) and the transfer of the interests in the Equipment contemplated by this Sales and Servicing Agreement, the present fair salable value of the Seller's assets was or will be in excess of the amount that will be required to pay the Seller's probable liabilities as they then exist and as they become absolute and matured; and

         (b) Both immediately before and after any transfer of Leases (including the right to receive all payments due or to become due thereunder) and the transfer of the interests in the Equipment contemplated by this Sales and Servicing Agreement, the sum of the Seller's assets was or will be greater than the sum of the Seller's debts, valuing the Seller's assets at a fair salable value.

         3.07   Fair Consideration.

         The consideration received by the Seller, in exchange for the Leases (including the right to receive all payments due or to become due thereunder) and the transfer of its interests in the Equipment, is fair consideration having value equivalent to or in excess of the value of the assets being transferred by the Seller.

         3.08   Ability to Pay Debts.

                Neither as a result of the transaction contemplated by this Sales and Servicing Agreement nor otherwise does the Seller believe that it will incur debts beyond its ability to pay or which would be prohibited by its charter documents or by-laws. The Seller's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

         3.09   Bulk Transfer Provisions.

                The sale, transfer, assignment and conveyance of the Leases and its interests in the Equipment by the Seller pursuant to this Sales and Servicing Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

         3.10   Transfer Taxes.

         The sale, transfer, assignment and conveyance of the Leases (including all payments due or to become due thereunder) and its interests in the Equipment by the Seller pursuant to this Sales and Servicing Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Seller to any federal, state or local government ("Transfer Taxes"). In the event that the Trust receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Leases and/or its interests in the Equipment, on written demand by the Trust, or upon the Seller otherwise being given notice thereof, the Seller shall pay, and otherwise indemnify and hold the Trust, the Trustee and the holders of the Notes harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the holders of the Notes and the Trustee shall have no obligation to pay such Transfer Taxes).

         3.11   Principal Executive Office.

                The principal executive office of the Seller is located at One International Boulevard, Mahwah, New Jersey 07430-0631.

         3.12   Nonconsolidation.

         The Seller is and at all times since its incorporation has been operated in such a manner that it would not be substantively consolidated with the Trust, such that the separate existence of the Seller and the Trust would be disregarded in the event of a bankruptcy or insolvency of the Seller or the Trust, and in such regard:

         (a) the Seller is not involved in the day-to-day management of the Trust;

         (b) the Seller maintains separate corporate records and books of account from the Trust and otherwise observes corporate formalities and has a separate business office from the Trust;

         (c) the financial statements and books and records of the Seller prepared after the Closing Date will reflect the separate existence of the Trust;

         (d) the Seller maintains its assets separately from the assets of the Trust (including through the maintenance of a separate bank account), the Seller's funds and assets, and records relating thereto, have not been and are not commingled with those of the Trust and the separate creditors of the Trust will be entitled to be satisfied out of the Trust's assets prior to any value in the Trust becoming available to the Trust's equityholders or the Seller's creditors;

         (e) all business correspondence of the Seller and other communications are conducted in the Seller's own name and on its own stationery; and

         (f) the Trust does not act as an agent of the Seller in any capacity and the Seller does not act as agent for the Trust, but instead presents itself to the public as a corporation separate from the Trust.

         3.13   Sale Treatment.

         The Seller will treat the transfer to the Trust of the Leases and the Lease Receivables as a capital contribution for tax, reporting and accounting purposes and the Seller will treat the transfer to the Trust of its interest in the Equipment as a contribution for reporting and accounting purposes.

         SECTION 4.  ADMINISTRATION OF LEASES

         4.01   Servicer to Act.

         (a) Notwithstanding the transfers and assignments of the Leases (including the right to receive all payments due or to become due thereunder) and the related interests in the Equipment contemplated hereby, the Servicer, for the benefit of the Trust, will service and administer each Lease in accordance with the terms thereof and of this Sales and Servicing Agreement. The Servicer shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect each Lease from time to time, all in accordance with (i) customary and prudent servicing procedures for leases of a similar type, (ii) all applicable laws, rules and regulations, and (iii) without limitation as to its obligations under the preceding clauses
(i) and (ii), no less a standard of care than that which it applies to Leases it services for its own account. The Servicer shall provide the Lessees with appropriate invoices and such other notices as may be required to ensure that all Lease Payments, Casualty Payments and Termination Payments on or in respect of each Lease are remitted by the Lessees to the address specified by the Servicer. The Servicer shall deposit such payments to the Collection Account or the Residual Account, as applicable, within two Business Days of the receipt thereof. Any other amount received by the Servicer from time to time from the Originator, the Trust or any Lessee which is or is intended to be subject to the Lien of the Indenture shall be held in trust by the Servicer, as agent for the Trustee and promptly turned over to the Trustee or deposited into the Collection Account or Residual Account for application in accordance with the provisions of the Indenture.

         (b) The Servicer shall do, and shall have full power and authority to do, subject only to the specific requirements and prohibitions of this Sales and Servicing Agreement, any and all things in connection with the servicing and administration of the Leases and the interests in the Equipment which are consistent with the manner in which it services leases and equipment constituting part of its own portfolio and consistent with the customary practices of servicers in the equipment leasing industry, but in performing its duties hereunder, the Servicer will act on behalf and for the benefit of the Trust, the Trustee and the holders of the Notes, subject at all times to the provisions of the Indenture, without regard to any relationship which the Servicer or any Affiliate of the Servicer may otherwise have with a Lessee. The Servicer shall at all times act in accordance with the provisions of each Lease, and shall observe and comply with all requirements of law applicable to it. Except as permitted by the terms of any Lease following a default thereunder, the Servicer shall not take any action which would result in the interference with the Lessee's right to quiet enjoyment of the Equipment subject to the Lease during the term thereof. The Servicer shall exercise with respect to each item of Equipment all rights and remedies it, the Trust or the Trustee shall have against any vendor of the Equipment, subject to the provisions of any Lease, and shall promptly pay all amounts realized from such actions to the Trustee for deposit in the Collection Account or Residual Account, in accordance with the terms of the Indenture.

         (c) Without limiting the generality of the foregoing, the Servicer agrees to (i) invoice each Lessee monthly (except quarterly, semi-annually or annually in the case of Leases which provide for quarterly, semi-annual or annual Lease Payments, respectively) for all Lease Payments required to be paid by such Lessee in such manner and to the same extent as the Servicer does with respect to leases held for its own account, (ii) maintain with respect to each Lease and each item of Equipment, and with respect to each payment by each Lessee and compliance by each Lessee with the provisions of each Lease, complete and accurate records in the same form and to the same extent as the Servicer does with respect to leases and equipment held for its own account (which records shall be at least as complete and accurate as those maintained by the Servicer as of the date of this Sales and Servicing Agreement), and
(iii) from time to time execute, deliver and file (or cause the same to be done), and the Servicer is hereby authorized and empowered to execute, deliver, and file on behalf of the Trust and the Trustee, any and all tax returns with respect to sales, use, personal property and other taxes (other than corporate income tax returns) and any and all reports or licensing applications required to be filed in any jurisdiction with respect to any Lease or any item of Equipment and any and all required Financing Statements and assignments of Financing Statements and such additional Financing Statements and continuation statements with respect thereto as may from time to time be necessary because of Lease substitutions, equipment replacements in accordance with the provisions of any Lease or otherwise so that the security interest contemplated by the Indenture in favor of the Trustee in each of the Leases, at all times will be perfected by such filings with the appropriate Uniform Commercial Code filing offices. The Originator and the Servicer agree to file Financing Statements on Form UCC-1 to perfect the security interest of the Trustee in the Leases and the Lease Payments, and to the extent provided herein, the Equipment.

         (d) The Servicer will maintain, or cause to be maintained, with respect to the Leases and the Equipment casualty and liability insurance in amounts at least as great as those described in Section 2.04(f). Each such casualty and liability policy (i) if maintained by the Servicer, shall name the Trust and Trustee as loss payees or additional insureds and (ii) if maintained by the Lessee, shall name the Servicer or the Trustee as loss payee and additional insured; provided that the Servicer shall cause all such policies to name the Trustee and the Trust as loss payees and additional insureds if (A) the Originator is no longer the Servicer, (B) an

Event of Default shall have occurred and be continuing or (C) a Servicer Event of Default shall have occurred and be continuing.

         (e) On or prior to the Closing Date, the Servicer will file the Financing Statements and assignments of Financing Statements in accordance with the Filing Requirements and thereafter will file such additional Financing Statements and continuation statements and assignments with respect to the Leases as may be necessary because of equipment replacements in accordance with the provisions of any purchases of Additional Leases in accordance with Section 11 and Lease substitutions pursuant to Section 11 hereof or otherwise so that (i) the ownership interest contemplated by this Agreement in favor of the Trust and the security interest contemplated by the Indenture in favor of the Trustee in each of the Leases and the Equipment will be perfected by such filings with the appropriate Uniform Commercial Code filing offices (to the extent this may be achieved by central filing), and
(ii) the security interest contemplated by the Sales and Servicing Agreement in favor of the Seller and the Trust in Equipment subject to Leases having a Discounted Present Value of at least 75% of the aggregate Discounted Present Value of the Leases as of the Closing Date and Equipment relating to not less than 75% of the Booked Residual Value of such Equipment as of the Closing Date will be perfected by such filings with the appropriate Uniform Commercial Code filing offices.

         (f) The Servicer shall pay the Excess Copy Charges, Maintenance Charges and Fee Per Scan Charges, if any, owing the related vendor in a timely fashion.

         4.02   Lease Amendments and Modifications.

         In performing its obligations hereunder, the Servicer may, acting in the name of the Trust and without the necessity of obtaining the prior consent of the Trust or the Trustee, enter into and grant modifications, waivers and amendments to the terms of any Lease except for modifications, waivers or amendments that (a) are inconsistent with the servicing standards set forth in
Section 4.01 above, (b) would reduce the amount or extend the time for payment of any Lease Payment, Casualty Payment, Termination Payment or Residual Realizations to be made under a Lease (other than to permit termination of a Lease which does not otherwise provide for termination by requiring the payment, in lieu of all future Lease Payments with respect to the Lease or Equipment subject thereto, an amount which equals or exceeds the Lease Repurchase Amount for such Lease as of such date) or the Lessee's absolute and unconditional obligation to make payment of the same, (c) would reduce or adversely affect the Lessee's obligation to maintain, service, insure and care for the Equipment or would permit the alteration of any item of Equipment in any way which could adversely affect its present or future value or (d) otherwise could adversely affect the interests of any of the Trust, the Trustee or the holders of the Notes.

         In addition, following the transfer of any Lease to the Trust in accordance herewith, the Servicer may make adjustments to such Lease which modify one or more terms of such Lease, such as payment amount or payment date. Such administrative adjustments may result in a re-booking of such Lease and the assignment of a new Lease number, but will not be considered to be a substitution or prepayment of such Lease. Except to the extent the Originator substitutes a Substitute Lease therefor in accordance with Section 11 hereof, the Servicer may permit such adjustments so long as the following conditions precedent have been satisfied:

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

                (i) after giving effect to such adjustments and any additions and substitutions pursuant to Section 11, the aggregate Booked Residual Value of such Leases will not be less than 100% of the aggregate Booked Residual Value of the Leases adjusted, replaced or substituted since the Issuance Date.

                (ii) after giving effect to such adjustment and any additions and substitutions pursuant to Section 11, the final payment on such Lease must be on or prior to May 2005.

                (iii) after giving effect to such adjustments and any additions and substitutions pursuant to Section 11 the aggregate amount of Lease Payments through the term of the Leases (including the Substitute Leases and the Additional Leases) will not be materially less than the aggregate scheduled Lease Payments of the Leases prior to such adjustment, substitution or addition.

                (iv) after giving effect to such adjustments, additions and substitutions pursuant to Section 11, the Discounted Present Value of the Performing Leases must not be less than the Discounted Present Value of the Performing Leases prior to such adjustment, addition and substitution.

                (v) after giving effect to such adjustments, additions, and substitutions pursuant to Section 11, the weighted average remaining term of the Performing Leases must not be greater than the weighted average remaining term of the Performing Leases prior to such adjustment, addition, and substitution.

         4.03   Non-Performing Leases.

         (a) Upon receipt of notice from the Trust, the Trustee or any other Person, or if the Servicer otherwise learns that any Lease is a Non-Performing Lease, the Servicer will take such action as is appropriate, consistent with the Servicer's administration of leases in its own portfolio and consistent with the customary practices of servicers in the equipment leasing industry, including such action as may be necessary to cause, or attempt to cause, the Lessee thereunder to cure such non-performance (if the same may be cured) or to terminate or attempt to terminate such Lease and to recover, or attempt to recover, all damages resulting from such default. The Servicer shall demand, on behalf of the Trust, that the Originator immediately repay any Inter-Company Loan representing the advance pursuant to Section 15.01 hereof of any security deposit with respect to any Lease which becomes a Non-Performing Lease, and the Servicer shall apply such security deposit in accordance with Section 4.03(d) hereof.

         (b) The Servicer will use its best efforts to sell or lease any Equipment upon the expiration or early termination of a Lease or that is subject to a Non-Performing Lease in a timely manner and upon the most favorable terms and conditions available at the time. In the event of an early lease termination, any Substitute Lease must have a Discounted Present Value equal to or greater than that of the Terminated Lease, monthly payments at least equal to those of the Terminated Lease through the remaining term of such Terminated Lease, a remaining term less than or equal to that of the Terminated Lease and a Booked Residual Value at least equal to that of such Terminated Lease.

         (c) In the event that the Servicer is required to sell or lease any item of Equipment pursuant to the provisions of this Section 4.03 at a time when the Servicer has other similar items of equipment available to it, the Servicer will not favor any such other item in its remarketing efforts.

         (d) All amounts realized by the Servicer in the performance of its duties hereunder with respect to any Lease or Equipment remaining subject to the Lien of the Indenture (net of the Servicer's actual out-of-pocket expenses reasonably incurred in such realization) shall be held in trust by the Servicer, as agent for the Trustee and deposited into the Collection Account for application in accordance with the provisions of the Indenture; provided that, to the extent that (i) the Servicer has made any advances pursuant to
Section 5.01 hereof with respect to any Lease which thereafter became a Non-Performing Lease, and (ii) the Servicer has not otherwise been fully reimbursed for such advances or payments, the Servicer shall reimburse itself for such advances or payments from any amounts recovered with respect to such Non-Performing Lease before depositing any such amounts pursuant to this
Section 4.03(d).

         4.04   Costs of Servicing; Servicing Fee; Administrative Expenses.

         (a)    All costs of servicing each Lease in the manner required by this
Section 4 shall be borne by the Servicer, but the Servicer shall be entitled to retain, out of any amounts actually recovered by the Servicer in the performance of its obligations under Section 4.03 hereof with respect to any Lease or the interests in the Equipment subject thereto, the Servicer's actual out-of-pocket expenses reasonably incurred in the course of such performance with respect to such Lease or the interests in the Equipment. (For all purposes of this Section 4 the Servicer's "out-of-pocket expenses" means only those expenses incurred to third parties (e.g., reasonable fees of outside counsel in a collection suit) and not salaries, operating costs, overtime wages and other such "overhead" costs or expenses of the Servicer.) In addition, the Servicer shall be entitled to receive from the Trust on each Payment Date following the Closing Date a servicing fee with respect to the Receivables Notes (the "Servicing Fee") and a servicing fee with respect to the Class R Notes (the "Residual Servicing Fee") in the amounts described in paragraph (b) below.

         (b) The amount of the Servicing Fee which the Servicer shall be entitled to receive on each Payment Date following the original issuance of the Receivables Notes shall be determined by multiplying (i) the Discounted Present Value of Performing Leases as of the prior Payment Date times (ii) one-twelfth of 0.75%. The amount of the Residual Servicing Fee which the Servicer shall be entitled to receive on each Payment Date following the issuance of the Class R Notes shall be determined by multiplying (i) the Booked Residual Values as of the prior Payment Date for all Performing Leases times (ii) one-twelfth of 0.75%.

         (c) The Servicer agrees to pay, out of the Servicing Fee, all Trustee's Fees and expenses in connection with the Notes (including the expenses relating to the preparation and delivery of reports to Noteholders) and all fees of accountants in connection with the Notes.

         4.05   Other Transactions.

         Nothing in this Sales and Servicing Agreement shall preclude the Originator or the Servicer from entering into other leases or other financial transactions with any Lessee or selling or discounting any such lease with any Person.

         SECTION 5.  SERVICER ADVANCES AND SELLER'S SUPPORT

         5.01   Late Lease Payments.

         (a) On each Determination Date, the Servicer may, but will not be required to, advance and remit to the Trustee for deposit in the Collection Account, in such manner as will ensure that the Trustee will have immediately available funds on account thereof by 11:00 A.M. New York City time on the second Business Day prior to the next succeeding Payment Date, an amount (a "Servicer Advance") equal to any Lease Payment due during the prior Lease Payment Period but unpaid prior to such Determination Date with respect to any Lease. In consideration of each Servicer Advance the Servicer will be entitled to retain any late payment fees recovered from the Lessee with respect to any Lease Payment covered by a Servicer Advance. In addition, the Servicer will be reimbursed for Servicer Advances from funds in the Collection Account in accordance with the Indenture on the second following Payment Date.

         (b) On each Determination Date, the Servicer will be required to advance and remit to the Trustee for deposit in the Residual Account, in such manner as will ensure that the Trustee will have immediately available funds on account thereof by 11:00 A.M. New York City time on the second Business Day prior to the next succeeding Payment Date, an amount (a "Residual Servicer Advance") equal to the difference between distributions due to be made pursuant to Section 3.02(b)(i)-(iv) and the amounts then on deposit in the Residual Account and the Liquidity Reserve Account. The Servicer will be reimbursed for Residual Servicer Advances from funds in the Residual Account in accordance with the Indenture on the second following Payment Date.

         5.02   Early Termination Leases.

         Following the Determination Date as of which any Lease first becomes an Early Termination Lease the Seller may, but shall have no obligation to, either (a) substitute one or more Eligible Leases and the Equipment subject thereto for such Lease and the Equipment subject thereto pursuant to Section 11 hereof (if the Seller is then entitled to substitute Leases and Equipment in accordance with the provisions of Section 11.01 hereof) on or before the second Business Day prior to the next succeeding Payment Date, (b) repurchase from the Trust such Lease and the related Equipment by remitting to the Trustee an amount equal to the Lease Repurchase Amount in such manner as will ensure that the Trustee will have immediately available funds therefor by 11:00 A.M. New York City time on the second Business Day prior to the next succeeding Payment Date or (c) offer for sale to the Trust one or more Additional Leases in consideration of the proceeds thereof in accordance with
Section 11 hereof. Unless the Seller takes one of the actions set forth in the prior sentence, the Servicer will not permit a voluntary termination of a Lease prior to its stated maturity unless it receives a payment in connection with such termination equal to at least the Lease Repurchase Amount. Any Early

Termination Lease and the Equipment subject thereto which is repurchased, or for which Additional Leases have been purchased or Substitute Leases transferred, pursuant to this Section 5.02 shall nevertheless remain subject to the Lien of the Indenture until such time as an Additional Lease or Additional Leases have been purchased or Substitute Lease or Substitute Leases have been transferred in accordance with the provisions of Section 11 hereof or the Lease Purchase Amount has been paid. A Lease will be considered to be an "Eligible Lease" if on the date such Lease is substituted for or added in replacement of an Early Termination Lease, such Lease satisfies the representations and warranties set forth in Section 2.04(a) through (u) and the requirements of Section 11 hereof.

         5.03   Indemnification.

         The Seller, as Seller and in its capacity as Servicer, agrees to indemnify and hold harmless the Trust, the Servicer, the Trustee and each holder of the Notes (each an "Indemnified Party") against any and all liabilities, losses, damages, penalties, costs and expenses (including costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party (except to the extent arising out of the gross negligence or willful misconduct on the part of the Indemnified Party) as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated hereby or by the Indenture, including, without limitation, any claims resulting from any use, operation, maintenance, repair, storage or transportation of any item of Equipment, whether or not in the Servicer's possession or under its control pursuant to this Sales and Servicing Agreement, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority; provided that the foregoing indemnity shall in no way be deemed to impose on the Seller any obligation, other than to the extent specifically set forth in this
Section 5, to make any payment with respect to principal or interest on the Notes or to reimburse the Trust for any payments on account of the Notes. This
Section 5.03 shall bind any successor Servicer hereunder.

         5.04   Repurchases; Other Payments.

         (a) In the event that (i) any of the representations or warranties made by the Originator in Sections 2.04 and 2.05 hereof with respect to any of the Leases or the Equipment subject thereto proves at any time to have been inaccurate in any material respect as of the Closing Date or related transfer date, as the case may be or (ii) any Lease shall be terminated in whole or in part by a Lessee, or any amounts due with respect to any Lease shall be reduced or impaired, as a result of any action or inaction by the Originator (other than any such action or inaction of the Originator, when acting as Servicer, in connection with the enforcement of any Lease in a manner consistent with the provisions of this Sales and Servicing Agreement) or any claim by any Lessee against the Originator and, in any such case, the event or condition causing such inaccuracy, termination, reduction, impairment or claim shall not have been cured or corrected within 30 days after the earlier of the date on which the Originator is given notice thereof by the Trust or the Trustee or the date on which the Originator otherwise first has notice thereof, the Originator will repurchase such Lease and the Equipment subject thereto by paying to the Trustee, not later than the third Business Day after the Determination Date next following the expiration of such 30-day period with respect to the events referenced in Section 5.04(a)(i) and (ii), an amount equal to the Repurchase Amount, and simultaneously with such repurchase, the Originator shall reimburse the Servicer for all amounts, if any, theretofore advanced by the Servicer pursuant to Section 5.01 with respect to such Lease. Without limiting the generality of the foregoing, it is agreed and understood that for purposes of this Section 5.04, any inaccuracy in any representation or warranty with respect to (i) the priority of the Lien of the Indenture with respect to any Lease or (ii) the amount (if less than represented) of the Lease Payments, Casualty Payments, Termination Payment or Booked Residual Value under any Lease shall be deemed to be material.

         (b) By the Closing Date, the Originator agrees to obtain and provide to the Trustee UCC searches against it from the central filing offices in New Jersey confirming the absence of any UCC filings (other than those in the process of being released pursuant to releases delivered on the Closing Date) against the Originator with respect to the Leases (including the right to receive all payments due or to become due thereunder) and the Equipment, other than those naming the Seller or the Trust as the purchaser of the Leases or the Trustee as secured party. In the event the Originator fails to provide any such searches required by the preceding sentence of this Section 5.05(b) within the required time period or any search reveals the existence of any conflicting Liens (which are not removed within 30 days of receipt of such search), the Originator shall be required to repurchase not later than the third Business Day after the Determination Date following the expiration of the time period during which such search was to be obtained or such Lien released, as the case may be, any Lease of Equipment in any such state for which such searches are not provided or with respect to which conflicting
Liens are found to exist at the Lease Repurchase Amount for such Lease.

         (c) The Originator's obligations under this Section 5.04 are the full recourse obligations of the Originator and shall in no way be limited or discharged by the application of any funds constituting part of the Trust Estate.

         5.05   Payment Advices.

         Each payment to the Trustee pursuant to any of the provisions of this Sales and Servicing Agreement shall be accompanied by written advice containing sufficient information to identify the Lease and/or Equipment to which such payment relates, the Section of this Sales and Servicing Agreement pursuant to which such payment is made, and the proper application pursuant to the provisions of the Indenture of the amounts being paid.

         SECTION 6.  INFORMATION TO BE PROVIDED

         6.01   Monthly Status Reports; Servicing Reports.

         (a) Within five Business Days following each Payment Date, the Servicer will send to the Trustee (copies of which the Trustee shall send to each Rating Agency and to each holder of the Notes as provided in the Indenture) a written report, signed by one of the Servicer's financial officers, (i) identifying each Lease with respect to which any Lease Payment was 30 or more days overdue as of the end of the immediately preceding Lease Payment Period, the Discounted Present Value of such Lease as of such Payment Date, the amount advanced by the Servicer with respect to such Lease pursuant to Section 4.01 hereof since the Servicer's previous monthly report (or, in the case of the first such report, since the Cut-Off Date), (ii) identifying each Lease with respect to which any Lease Payment was 60 or more days overdue as of the end of the immediately preceding Lease Payment Period, the Discounted Present Value of such Lease as of such Payment Date, the amount advanced by the Servicer with respect to such Lease pursuant to Section 4.01 hereof since the Servicer's previous monthly report (or, in the case of the first such report, since the Closing Date), (iii) identifying each Lease with respect to which any Lease Payment was 93 or more days overdue as of the end of the immediately preceding Lease Payment Period, the Discounted Present Value of such Lease as of such Payment Date, the amount advanced by the Servicer with respect to such Lease pursuant to Section 5.01 hereof since the Servicer's previous monthly report (or, in the case of the first such report, since the Closing Date), (iv) identifying each Lease which became a Non-Performing Lease as of the preceding Determination Date and specifying the Discounted Present Value of such Lease as of such Determination Date (or, in the case of the first such report, subsequent to the Cut-Off Date) and the aggregate Discounted Present Value of all such Non-Performing Leases, (v) indicating the aggregate amount recovered by the Servicer subsequent to the preceding Payment Date (or, in the case of the first Payment Date, subsequent to the Cut-Off Date) and on or prior to such Payment Date with respect to Lease Delinquency Payments and Non-Performing Lease Payments previously made by the Seller and the Servicer (and the specific amounts so recovered with respect to any Non-Performing Lease) and (vi) indicating the Residual Realizations, as of the related Determination Date. Each such report shall also describe generally what action or actions the Servicer is then taking or proposes to take to recover from the appropriate Lessees any amounts previously paid by the Servicer to the Trustee pursuant to Section 4.01 hereof.

         (b) On the Business Day following the Determination Date, the Servicer shall deliver to the Trustee two certificates signed by an officer of the Servicer (a "Receivable Servicing Report" and a "Residual Servicing Report," collectively "Servicing Report") stating the date and in the form of Exhibit C hereto.

         (c) The Servicing Report shall include, among other items, the total amount of all Lease Payments, Casualty Payments, Termination Payments, Warranty Payment, recoveries related to Non-Performing Leases, Residual Realizations, Similar Transaction Payments and Other Lease Payments received by the Servicer and deposited in the Collection Account and Residual Account prior to such Determination Date and on or subsequent to the Determination Date preceding such Determination Date (or, in the case of the first Determination Date, on or subsequent to the Cut-Off Date). Such report shall indicate the amount of all Lease Payments received by the Servicer and deposited in the Collection Account or Residual Account, as applicable, which are for any Lease Payment Period other than the Lease Payment Period for such Determination Date and shall identify each Lease with respect to which a Casualty Payment, Termination Payment or Warranty Payment was made during such time period. Such report shall also indicate (i) the aggregate amount paid by the Servicer on or subsequent to the most recent Determination Date with respect to Non-Performing Leases pursuant to Section 5.01 hereof, and (ii) the aggregate amount reimbursed to the Servicer prior to the most recent Determination Date and on or subsequent to the Determination Date preceding such Determination Date (or, in the case of the first Determination Date, on or subsequent to the Cut-Off Date) for actual cash payments made by the Servicer with respect to Non-Performing Leases pursuant to Section 5.01 hereof. The Servicer hereby represents and warrants that such calculations will be correct and accurate, and the Servicer shall be fully responsible for, and shall reimburse and indemnify each Indemnified Party for, any loss resulting from such Indemnified Party's reliance on any such calculations which are not correct.

         (d) If the Servicer intends to withdraw any funds from the Collection Account or Residual Account other than on a Payment Date, the Servicer shall submit with such report a certificate (i) setting forth the amounts to be withdrawn (on an item-by-item basis), (ii) stating that none of such amounts are all or part of any Lease Payment, Lease Delinquency Payment, recoveries related to Non-Performing Leases, Warranty Payment, Casualty Payment, Termination Payment or Residual Realizations, and (iii) identifying the lease or leases to which such amounts relate.

         6.02   Annual Independent Public Accountant's Report.

         The Servicer shall cause a firm of independent public accountants (who may also render other services to the Servicer or to the Seller) to deliver to the Trustee, with a copy to each Rating Agency, within 135 days following the end of each fiscal year of the Servicer, beginning with the Servicer's fiscal year ending December 31, 1998, a written statement to the effect that such firm has (a) obtained from the Servicer a copy of the monthly status report pursuant to Section 6.01 for a single month during the previous calendar year;
(b) compared the information contained in such monthly status report and in the monthly summaries prepared by the Servicer in support of such monthly status report to the computer printouts and accounts prepared by the Servicer and supporting such reports; and (c) selected, at random, at least 100 Leases included in the Trust Estate and compared the activity in the files maintained by the Servicer for such Leases to the activity as reported for those Leases to the monthly summaries prepared by the Servicer and supporting the monthly status report, and that, on the basis of such examination and comparison, such firm is of the opinion that the Servicer has prepared such monthly status report and summaries in agreement with the computer printouts, accounts and individual Lease files, except in each case for (x) such exceptions as such firm shall believe to be immaterial and (y) such other exceptions as shall be set forth in such statement.

         SECTION 7.  THE SERVICER

         7.01   Merger or Consolidation of the Servicer.

         The Servicer will keep in full force and effect its existence, rights and franchise as a corporation under the laws of its jurisdiction of incorporation and will preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of any of the Leases or to permit performance of the Servicer's duties under this Sales and Servicing Agreement.

         The Servicer shall not merge or consolidate with any other Person unless (i) the entity surviving such merger or consolidation is a corporation organized under the laws of the United States or any jurisdiction thereof and
(ii) the surviving entity, if not the Servicer, shall execute and deliver to the Trust, the Servicer and the Trustee, in form and substance satisfactory to each of them, (a) an instrument expressly assuming all of the obligations of the Servicer hereunder and (b) an opinion of counsel to the effect that such Person is a corporation of the type described in the preceding clause (i) and has effectively assumed the obligations of the Servicer hereunder. [Rating Agency Notice]

         7.02   Limitation on Liability of the Servicer and Others.

         Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall incur any liability to the Trust, the Trustee or the holders of the Notes for any action taken or not taken in good faith pursuant to the terms of this Sales and Servicing Agreement with respect to any Lease (including any Non-Performing Lease) or the Equipment subject thereto; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties, representations or covenants made by it herein or in any certificate delivered in conjunction with the purchase of the Notes or for any liability which would otherwise be imposed for any action or inaction resulting from willful misconduct or bad faith or for negligence in the performance or nonperformance of its duties hereunder.

         7.03   Servicer Not to Resign or Be Removed.

         The Servicer shall not resign from the servicing obligations and duties hereby imposed on it except upon determination that such duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of independent counsel to the Servicer, in form and substance satisfactory to the holders of the Notes, to such effect delivered to the Trustee.

         Except as provided in Section 10.02 hereof, the Servicer shall not be removed or be replaced as Servicer with respect to any Lease or any of the Equipment.

         No resignation or removal of the Servicer shall in any event (i) become effective until the Trustee or a successor servicer shall have assumed the Servicer's servicing responsibilities and obligations in accordance with
Section 10.02 hereof, or (ii) affect the Seller's obligations pursuant to
Section 4 hereof.

         7.04   Financial and Business Information.

         The Servicer will deliver to the Trust and the Trustee upon receipt thereof shall deliver to each Rating Agency and upon request, to any holder of outstanding Notes evidencing not less than [25%] of the Outstanding Principal Amount of the Notes (and, upon the request of any holder of outstanding Notes, to any prospective transferee of any Notes) and, in the case of subsection (c) below:

         (a) Quarterly Statements - within 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Servicer, a copy of:

         (1) a consolidated balance sheet of the Servicer (or its parent) and its consolidated subsidiaries at the end of such quarter, and

         (2) consolidated statements of income, retained earnings and cash flow of the Servicer (or its parent) and its consolidated subsidiaries for that quarter and for the portion of the fiscal year ending with such quarter, accompanied by a certificate signed by a principal financial officer of the Servicer stating that such financial statements present fairly the financial condition of the Servicer and its consolidated subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied;

         (b) Annual Statements - within 135 days after the end of each fiscal year of the Servicer, a copy of:

         (1) a consolidated balance sheet of the Servicer (or its parent) and its consolidated subsidiaries, at the end of that year, and

         (2) consolidated statements of income, retained earnings and cash flow of the Servicer (or its parent) and its consolidated subsidiaries for that year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion of a firm of independent certified public accountants of recognized national standing stating that such financial statements present fairly the financial condition of the Servicer and its consolidated subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur and footnote), and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

         (c) Notice of Servicer Event of Default - immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Event of Default, a written notice, by certified mail return receipt requested, hand delivery or overnight courier, describing its nature and period of existence and what action the Servicer is taking or proposes to take with respect thereto;

         (d) SEC and Other Reports - promptly upon their becoming available, one copy of each report (including the Servicer's annual report to shareholders and reports on Form 8-K, 10-K, and 10-Q), proxy statement, registration statement, prospectus and notice filed with or delivered to any securities exchange, the Securities and Exchange Commission or any successor agencies; and

         (e) Report on Proceedings - promptly upon the Servicer's becoming aware of

         (1) any proposed or pending investigation of it by any governmental authority or agency, or

         (2)    any court or administrative proceeding

which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or conditions (financial or otherwise) of the Servicer, a written notice specifying the nature of such investigation or proceeding and what action the Servicer is taking or proposes to take with respect thereto and evaluating its merits; and

         (f) Requested Information - with respect to the Class E Notes and the Class R Notes, with reasonable promptness, any other data and information which may be reasonably requested from time to time, including, without limitation, any information required to be made available at any time to any prospective transferee of any Notes in order to satisfy the requirements of Rule 144A under the Securities Act of 1933, as amended.

         7.05   Officers' Certificates.

                With each set of financial statements delivered pursuant to
Section 7.04, the Servicer will deliver an Officers' Certificate stating (i) that the officers signing such Officers' Certificate have reviewed the relevant terms of this Sales and Servicing Agreement and have made, or caused to be made under such officers' supervision, a review of the activities of the Servicer during the period covered by the statements then being furnished,
(ii) that the review has not disclosed the existence of any Servicer Event of Default or, if a Servicer Event of Default exists, describing its nature and what action the Servicer has taken and is taking with respect thereto, and
(iii) that on the basis of such review the officers signing such certificate are of the opinion that during such period the Servicer has serviced the Leases in compliance with the procedures hereof except as described in such certificate.

         7.06   Inspection.

                The Servicer will permit, on reasonable prior notice, the representatives of the Trust and the Trustee and the holder of any Notes evidencing not less than 25% of the Outstanding Principal Amount of any class of Notes to examine all of the books of account, records, reports and other papers of the Servicer, to make copies and extracts therefrom, and to discuss the Servicer's affairs, finances and accounts with its officers, employees and independent public accountants (and by this provision the Servicer authorizes said accountants to discuss the finances and affairs of the Servicer) all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Servicer or the Servicer's performance of its duties and obligations hereunder. Any expense incident to the exercise by the Trust, the Trustee, or any holder of the Notes during the continuance of any Servicer Event of Default, or any event or condition which with the giving of notice or the lapse of time or both would become a Servicer Event of Default, of any right under this Section 7.06 shall be borne by the Servicer.

         7.07   Servicer Records.

         The Servicer will indicate in its records that it is servicing and administering each Lease in its capacity as Servicer hereunder, and to the extent it is in possession of any original Lease agreement, will hold such Lease, subject to the provisions of the Indenture as Custodian for the Trustee.

         SECTION 8.  THE ORIGINATOR

         8.01   Merger or Consolidation of the Originator.

         The Originator will keep in full force and effect its existence, rights and franchise as a corporation under the laws of its jurisdiction of incorporation and will preserve its

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

qualification to do business as a foreign corporation in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of any of the Leases or to permit performance of the Originator's duties under this Sales and Servicing Agreement.

         The Originator shall not merge or consolidate with any other Person unless (i) the entity surviving such merger or consolidation is a corporation organized under the laws of the United States or any jurisdiction thereof and
(ii) the surviving entity, if not the Originator, shall execute and deliver to the Seller, the Trust, the Servicer and the Trustee, in form and substance satisfactory to each of them, (a) an instrument expressly assuming all of the obligations of the Originator hereunder and (b) an opinion of counsel to the effect that such Person is a corporation of the type described in the preceding clause (i) and has effectively assumed the obligations of the Originator hereunder.

         8.02   Control of Seller.

         So long as any of the Notes or the other obligations secured by the Indenture remain outstanding, the Originator will not sell, pledge or otherwise transfer any of the ownership interest in the Seller held by the Originator.

         8.03   Financial and Business Information.

         The Originator will deliver to the Trust and the Trustee and upon receipt thereof the Trustee shall deliver to each Rating Agency and upon request, to any holder of outstanding Notes evidencing not less than 25% of the Outstanding Principal Amount Notes (and, upon the request of any holder of outstanding Notes, to any prospective transferee of any Notes):

         (a) Notice of Servicer Event of Default - immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Event of Default, a written notice (with a copy to each Rating Agency) describing its nature and period of existence and what action the Originator is taking or proposes to take with respect thereto;

         (b) SEC and Other Reports - promptly upon their becoming available, one copy of each report (including the Originator's annual report to shareholders and reports on Form 8-K, 10-K, and 10-Q), proxy statement, registration statement, prospectus and notice filed with or delivered to any securities exchange, the Securities and Exchange Commission or any successor agencies;

         (c) Report on Proceedings - promptly upon the Originator's becoming aware of

         (1) any proposed or pending investigation of it by any governmental authority or agency, or

         (2) any court or administrative proceeding,

which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Originator, a written notice specifying the nature of such investigation or proceeding and what action the Originator is taking or proposes to take with respect thereto and evaluating its merits;

         (d) ERISA - (i) promptly and in any event within ten days after the Originator knows or has reason, to know of the occurrence of a Reportable
Event with respect to a Pension Plan with regard to which notice must be provided to the PBGC, a copy of such materials required to be filed with the PBGC with respect to such Reportable Event and in each such case a statement of the chief financial officer of the Originator setting forth details as to such Reportable Event and the action which the Originator proposes to take with respect thereto; (ii) at least ten days prior to the filing by any plan administrator of a Pension Plan of a notice of intent to terminate such Pension Plan, a copy of such notice; (iii) upon request of the Trust and the Trustee, and in no event more than ten days after such request, copies of each annual report which is filed on Form 5500, together with certified financial statements for the Pension Plan (if any) as of the end of such year and actuarial statements on Schedule B to such Form 5500; (iv) promptly and in any event within ten days after it knows or has reason to know of any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, a statement of the chief financial officer of the Originator describing such event or condition; (v) promptly and in no event more than ten days after receipt thereof by the Originator or any Related Person, each notice received by the Originator or any Related Person concerning the imposition of any withdrawal liability under Section 4202 of ERISA; and (vi) promptly after receipt thereof a copy of any notice the Originator or any Related Person may receive from the PBGC or the Internal Revenue Service with respect to any Pension Plan; provided, however, that this subsection (vi) shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service or notices which would not require any material payment by the Originator or any Related Person; and

         (e) Requested Information - with reasonable promptness, any other data and information which may be reasonably requested from time to time.

         8.04   Officers' Certificates.

         With each set of financial statements delivered pursuant to Section 8.03, the Originator will deliver an Officers' Certificate stating that the officers signing such Certificate have reviewed the relevant terms of this Sales and Servicing Agreement and have made, or caused to be made under such officers' supervision, a review of the activities of the Originator during the period covered by the income statements then being furnished and, so long as the Originator is Servicer hereunder, that the review has not disclosed the existence of any Servicer Event of Default or, if a Servicer Event of Default exists, describing its nature and what action the Originator has taken and is taking with respect thereto.

         8.05   Inspection.

         The Originator will permit, on reasonable prior notice, the representatives of the Trust, the Servicer, the Trustee, or any holder of the Notes evidencing not less than 25% of the Outstanding Principal Amount of any class of Notes to examine all of the books of account, records, reports and other papers of the Originator, to make copies and extracts therefrom, and to discuss the Originator's affairs, finances and accounts with its officers, employees and independent public accountants (and by this provision the Originator authorizes said accountants to discuss the finances and affairs of the Originator) all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Originator or the Originator's performance of its duties and obligations hereunder. Any expense incident to the exercise by the Trust, the Trustee or any holder of the Notes during the continuance of any default by the Originator in any of its obligations hereunder of any right under this
Section 8.05 shall be borne by the Originator.

         8.06   Books and Records.

         The Originator will clearly mark its books and records to reflect each sale of a Lease and contribution of the Equipment pursuant to this Agreement.

         8.07   Communications.

         The Originator will reply to all inquiries by third parties with respect to the transactions contemplated by this Agreement by indicating that it has sold the Leases and contributed its right, title and interest in the related Equipment and that the Trust now holds title to the Leases and such interest in the related Equipment.

         SECTION 9.  THE SELLER

         9.01   Merger or Consolidation of the Seller.

         The Seller will keep in full force and effect its existence, rights and franchise as a limited liability company under the laws of its jurisdiction of incorporation and will preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of any of the Leases or to permit performance of the Seller's duties under this Sales and Servicing Agreement.

         The Seller shall not merge or consolidate with any other Person.

         9.02   Control of Trust.

         So long as any of the Notes or the other obligations secured by the Indenture remain outstanding, the Seller will not (i) sell, pledge or otherwise transfer any of its beneficial interest in the Trust held by the Seller or (ii) vote such beneficial interests in favor of any amendment to or alteration of the certificate of formation of the Trust.

         9.03   Financial and Business Information.

         The Seller will deliver to the Trust and the Trustee and upon receipt thereof the Trustee shall deliver to each Rating Agency and upon request, to any holder of outstanding Notes evidencing not less than 25% of the Outstanding Principal Amount Notes (and, upon the request of any holder of outstanding Notes, to any prospective transferee of any Notes):

         (a) Notice of Servicer Event of Default - immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Event of Default, a written notice (with a copy to each Rating Agency) describing its nature and period of existence and what action the Seller is taking or proposes to take with respect thereto;

         (b) Report on Proceedings - promptly upon the Seller's becoming aware of

         (1) any proposed or pending investigation of it by any governmental authority or agency, or

         (2)    any court or administrative proceeding,

which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Seller, a written notice specifying the nature of such investigation or proceeding and what action the Seller is taking or proposes to take with respect thereto and evaluating its merits;

         (c) Requested Information - with reasonable promptness, any other data and information which may be reasonably requested from time to time.

         9.04   Inspection.

         The Seller will permit, on reasonable prior notice, the representatives of the Trust, the Servicer, the Trustee, or any holder of the Notes evidencing not less than 25% of the Outstanding Principal Amount of any class of Notes to examine all of the books of account, records, reports and other papers of the Seller, to make copies and extracts therefrom, and to discuss the Seller's affairs, finances and accounts with its officers, employees and independent public accountants (and by this provision the Seller authorizes said accountants to discuss the finances and affairs of the Seller) all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Seller or the Seller's performance of its duties and obligations hereunder. Any expense incident to the exercise by the Trust, the Trustee or any holder of the Notes during the continuance of any default by the Seller in any of its obligations hereunder of any right under this Section 9.04 shall be borne by the Seller.

         9.05   Books and Records.

         The Seller will clearly mark its books and records to reflect each sale of a Lease and contribution of the Equipment subject thereto to the Trust.

         9.06   Communications.

         The Seller will reply to all inquiries by third parties with respect to the transactions contemplated by this Agreement by indicating that it has sold to the Trust the Leases and contributed to the Trust its right, title and interest in the related Equipment.

         SECTION 10. DEFAULT

         10.01  Servicer Events of Default.

         The following events and conditions shall constitute Servicer Events of Default hereunder:

                (i) failure on the part of the Servicer to deposit to the Collection Account, Residual Account or other applicable account in accordance with the terms of the Indenture within three Business Days following the receipt thereof any monies received by the Servicer (including, without limitation, any Lease Payments and any Non-Performing Lease Payments) and required to be deposited hereunder;

                (ii) so long as the Seller is the Servicer hereunder, failure on the part of the Seller to pay to the Trustee on the date when due in accordance with the terms hereof, any payment required to be made by the Seller pursuant to Section 4 hereof;

                (iii) failure on the part of either the Servicer or (so long as the Seller is the Servicer) the Seller to observe or perform in any material respect any other of their respective covenants or agreements in this Sales and Servicing Agreement which failure continues unremedied for a period of 30 days after the earlier of (A) the date it first becomes known to any officer of the Seller or the Servicer, as the case may be, and (B) the date on which written notice thereof requiring the same to be remedied shall have been given to the Seller or the Servicer, as the case may be, by the Trustee, or to the Seller or the Servicer, as the case may be, and the Trustee by any holder of the Notes;

                (iv) if any representation or warranty made by the Seller in this Sales and Servicing Agreement or in any certificate or other writing delivered pursuant hereto or made by any successor Servicer in connection with such successor Servicer's assumption of the duties of the Servicer shall prove to be incorrect in any material respect as of the time when the same shall have been made; provided, however, that the breach of any representation or warranty made by the Seller or Servicer in this Sales and Servicing Agreement will be deemed to be "material" only if it affects the Noteholders, the enforceability of the Indenture or of the Notes; and provided, further, that a material breach of any representation or warranty made by the Seller in this Sales and Servicing Agreement with respect to any of the Leases or the Equipment subject thereto will not constitute a Servicer Event of Default if the Seller repurchases such Lease and Equipment in accordance with this Sales and Servicing Agreement.

                (v) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging the

         Servicer bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Servicer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Servicer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

                (vi) the commencement by the Servicer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Servicer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the failure by the Servicer to pay its debts generally as they become due, or the taking of corporate action by the Servicer in furtherance of any such action;

                (vii) the failure of the Servicer to make one or more payments due with respect to aggregate recourse debt or other obligations exceeding $1,000,000, or the occurrence of any event or the existence of any condition, the effect of which event or condition is to cause (or permit one or more persons to cause) more than $1,000,000 of aggregate recourse debt or other obligations of the Servicer to become due before its (or their) stated maturity or before its (or their) regularly scheduled dates of payment so long as such failure, event or condition shall be continuing and shall not have been waived by the Person or Persons entitled to performance; or

                (viii) a final judgment or judgments (or decrees or orders) for the payment of money aggregating in excess of $1,000,000 and any one of such judgments (or decrees or orders) has remained unsatisfied and in effect for any period of 60 consecutive days without a stay of execution.

         10.02  Termination.

         So long as a Servicer Event of Default shall be continuing, the Trustee shall, upon the instructions of the holders of 66-2/3% in Outstanding
Principal Amount of the Notes, by notice in writing to the Servicer terminate all of the rights and obligations of the Servicer (but not the Seller's obligations which shall survive any such termination) under this Sales and Servicing Agreement. On the receipt by the Servicer of such written notice, all authority and power of the

Servicer under this Sales and Servicing Agreement to take any action with respect to any Lease or Equipment shall cease and the same shall pass to and be vested in the Trustee pursuant to and under this Section and the Indenture; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and assignment of any Lease and the related Equipment, or otherwise.

         10.03  Trustee to Act; Appointment of Successor.

         (a) On and after the time the Servicer receives a notice of termination pursuant to Section 10.02 hereof, the Trustee, subject to the terms of Section 5.02 of the Indenture, shall be the successor in all respects to the Servicer in its capacity as servicer of the Leases under this Sales and Servicing Agreement and, to such extent, shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof (but not the obligations of the Seller contained in Section 5 hereof which shall survive any such termination as above provided) and shall be entitled to receive from the Trust the Servicing Fee provided for in Section 4.04 hereof; provided that the Trustee shall in no way be responsible or liable for any action or actions of the Servicer before the time the Servicer receives such a notice of termination.

         (b) Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, give notice of such fact to each holder of the Notes and (i) appoint an established institution satisfactory to the holders of 66-2/3% in Outstanding Principal Amount of the Notes as the successor to the Servicer hereunder to assume all of the rights and obligations of the Servicer hereunder, including, without limitation, the Servicer's right hereunder to receive the Servicing Fee (but not the obligations of the Seller contained in Section 5 hereof) or, (ii) if no such institution satisfactory to the holders of 66-2/3% in Outstanding Principal Amount of the Notes is so appointed within 60 days following the giving of such notice, appoint a bank or other established institution, which has experience in servicing lease contracts and equipment similar to the Leases and Equipment and as to which each of S&P, Fitch and DCR has indicated in writing that the appointment of such Person, as the successor to the Servicer hereunder will not result in the reduction or withdrawal of such Rating Agency's then-current rating of the Notes or, (iii) if no such institution is so appointed, petition a court of competent jurisdiction to appoint an institution meeting such criteria as the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee shall cause such successor to the Servicer to enter into a servicing agreement substantially in the form of this Sales and Servicing Agreement except that such agreement shall not include any of the Seller's representations, warranties or obligations and the Trustee may make arrangements for the compensation of such successor out of payments on Leases as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that provided for a successor to the Servicer in Section 4.04 hereof. The Trustee shall provide the Rating Agencies with prior written notice of the appointment of any successor to the Servicer.

         10.04  Servicer to Cooperate.

         The Servicer hereby agrees to cooperate with the Trustee or any successor to the Servicer appointed in accordance with Section 10.03 hereof, as applicable, in effecting the termination and transfer of the responsibilities and rights of the Servicer hereunder to the Trustee or any successor to the Servicer, including, without limitation, the execution and delivery of assignments of Financing Statements, and the transfer to the Trustee or the successor to the Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer or thereafter received with respect to the Leases. The Servicer hereby agrees to transfer to any successor to the Servicer its electronic records and all other records, correspondence and documents relating to the Leases and Equipment in the manner and at such times as the successor to the Servicer shall reasonably request. The Servicer hereby designates the Trustee and any successor to the Servicer its agent and attorney-in-fact to execute transfers of Financing Statements (including any and all Financing Statements naming an individual Lessee as debtor and the Servicer as secured party) and any other filings or instruments which may be necessary or advisable to effect such transfer of the Servicer's responsibilities and rights hereunder.

         10.05  Notification to Noteholders.

         Upon any such termination or appointment of a successor to the Servicer, the Trust shall cause the Trustee to give prompt written notice thereof to each Rating Agency and to each holder of the Notes in the manner provided in the Indenture.

         10.06  Remedies Not Exclusive.

         Nothing in the preceding provisions of this Section 10 shall be interpreted as limiting or restricting any rights or remedies which the Trust, the Trustee or any other Person would otherwise have at law or in equity on account of the breach or violation of any provision of this Sales and Servicing Agreement by the Servicer, including, without limitation, the right to recover full and complete damages on account thereof to the extent not inconsistent with Section 7.02 hereof.

         SECTION 11. SUBSTITUTION AND ADDITION OF LEASES

         11.01  Substitution and Addition.

         (a)    Subject to the satisfaction of the requirements set forth in
Section 11.01(b) hereof, the Originator will have the right (but not the obligation) at any time to substitute one or more Eligible Leases and the Equipment subject thereto (each, a "Substitute Lease") for a Lease (for purposes of this Section 11 referred to as a "Predecessor Lease") and the Equipment subject thereto if:

                (i)    the Predecessor Lease became (A) a Non-Performing Lease,
         (B) a Warranty Lease or (C) an Adjusted Lease during the immediately preceding Due Period;

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

                (ii) the aggregate Discounted Present Value of the Non-Performing Leases that are Predecessor Leases shall not in the aggregate exceed 10% of the Discounted Present Value of the Leases on the Cut-Off Date; and

                (iii) the aggregate Discounted Present Value of the Adjusted Leases and Warranty Leases that are Predecessor Leases shall not exceed 10% of the Discounted Present Value of the Leases on the Cut-off Date.

                       Subject to the satisfaction of the requirements set forth in Section 5 and Section 11.01(b) hereof, in the event of an Early Lease Termination which has been prepaid in full, the Trust will have the option to reinvest the proceeds of such Early Termination Lease in one or more Additional Leases. The purchase price of such Additional Lease or Leases will be an amount equal to the proceeds of such Early Termination Lease.

         (b) Each transfer of Substitute Leases and addition of Additional Leases will be subject to the satisfaction of the following conditions precedent:

                (i) after giving effect to such additions and substitutions and any adjustments pursuant to Section 4.02 thereof, the aggregate Booked Residual Value of such Leases must be not less than 100% of the Booked Residual Value of the Leases added, substituted or adjusted since the Issuance Date.

                (ii) the final payment on such Substitute Lease or Additional Lease must be on or prior to May 2005.

                (iii) after giving effect to such additions and substitutions and any adjustments pursuant to Section 4.02 thereof the aggregate amount of Lease Payments through the term of the Leases (including the Substitute Leases and the Additional Leases) and the Discounted Present Value of the Performing Leases will not be materially less than the aggregate scheduled Lease Payments of the Leases and the Discounted Present Value of the Leases, respectively prior to such substitution or addition or adjustment; and

                (iv) after giving effect to such adjustments, additions and substitutions, the Discounted Present Value of the Performing Leases must not be less than the Discounted Present Value of the Performing Leases prior to such adjustment, substitution or addition.

                (v) after giving effect to such adjustments, additions, and substitutions pursuant to Section 11, the weighted average remaining term of the Performing Leases must not be greater than the weighted average remaining term of the Performing Leases prior to such adjustment, addition, and substitution.

                (vi) such Additional Lease or Substitute Lease was originated in the Healthcare Division, the Commercial and Industrial Division and the Business Technology Division or its predecessors or successors.

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

         (c) Each addition and substitution pursuant to this Section 9.01 shall include the right to receive all amounts due or to become due under each Substitute Lease being substituted or Additional Leases being purchased and any security deposits paid by the related Lessee to the Seller in connection therewith (other than any prepayments of rent required pursuant to the terms thereof at or before the commencement of such Lease and any payments due before the Lease Payment Period during which such substitution or addition is made). At the time of each such substitution and addition, the Seller shall transfer to the Trustee all Lease Payments actually received by the Seller which became due during the current Lease Payment Period.

         11.02  Procedure.

         (a) By 11:00 A.M. on the third Business Day following each Determination Date, the Seller shall give written notice to the Servicer of any substitution pursuant to Section 11.01 of Substitute Leases for Predecessor Leases or addition of Additional Leases for Early Termination Leases which have been prepaid in full during the preceding Lease Payment Period. By 11:00 A.M. on the fourth Business Day following each Payment Date, the Seller shall deliver to the Servicer and the Trustee and, to the extent not included in the Monthly Servicer Report, the Trustee shall promptly deliver to each Rating Agency (i) a supplement to Exhibit A hereto setting forth the information shown thereon for each such Substitute Lease and Additional Lease, (ii) an Officer's Certificate (A) certifying that each such Substitute Lease and Additional Lease is an "Eligible Lease", (B) specifying each Predecessor Lease for which a substitution has been made and each Early Termination Lease which is being replaced by an Additional Lease and the amount of each periodic Lease Payment and the Booked Residual Value under each such Predecessor Lease and the amount of each periodic Lease Payment and the Booked Residual Value under each Additional Lease and Substitute Lease being transferred thereby and (C) that all conditions precedent to such addition or substitution have been satisfied and (iii) such additional information concerning such Additional Leases, Substitute Leases, Early Termination Leases or Predecessor Leases as may be needed for the Servicer to prepare its monthly reports pursuant to Section 6.01 hereof and to otherwise carry out its duties as servicer hereunder.

         (b) Subject to the provisions of Section 11.03, the delivery of any Officer's Certificate and supplement to Exhibit A pursuant to Section 11.02(a) shall be conclusive evidence, without further act or deed, that during the immediately preceding Lease Payment Period (i) the Seller assigned to the Trust pursuant to Section 11.01 hereof all of the Seller's right, title and interest in and to the Substitute Leases and Additional Leases identified in such supplement and the related rights described in Section 11.01 hereof, (ii) the Seller transferred to the Trust, as a contribution to capital, all of the Seller's right, title and interest in and to the Equipment subject to such Substitute Leases (to the extent of the Seller's interest in such Equipment, including the Seller's security interest in any Equipment which is not owned by the Seller), and (iii) the Trust assigned and transferred to the Seller, without representation or warranty, all of the Trust's right, title and interest in and to the Predecessor Leases and Early Termination Leases identified in such Officer's Certificate and the Equipment subject thereto (to the extent of the Trust's interest in such Equipment, including the Trust's security interest in any Equipment which is not owned by the Trust). The
Seller shall promptly deliver to the Trustee (or a custodian on its behalf) the original executed counterpart of each Substitute Lease and Early Termination Lease assigned to the Trust pursuant to Section 11.01 hereof and the Trust shall promptly request the Trustee to deliver to the Seller the original executed counterpart of each Predecessor Lease for which substitution has been made pursuant to Section 11.01 hereof.

         11.03  Objection and Repurchase.

         If any holder of the Notes objects to any substitution of Leases within ten days of receipt of the Servicer's monthly report providing notice thereof pursuant to Section 6.01 above, on the grounds either that any Substitute
Lease or Additional Lease is not an Eligible Lease within the meaning of the definition thereof or that such substitution or addition is otherwise not permitted under the provisions of Section 11.01 hereof, the Seller shall be entitled to present such additional information as it deems appropriate in an effort to demonstrate that such Lease is an Eligible Lease and that such substitution is permitted under the provisions of Section 11.01 hereof. Following such presentation, the substitution shall remain effective if each person originally objecting to the substitution withdraws his objection. If the conditions specified in the preceding sentence are not satisfied, or if at any time it is established that any lease was not, at the time of substitution, an Eligible Lease, then the Seller shall be required to repurchase such Lease in accordance with the provisions of Section 5.04 hereof.

         11.04  Seller's and Servicer's Subsequent Obligations.

         Upon any substitution of Leases in accordance with the provisions of this Section 11, the Seller's and the Servicer's obligations hereunder with respect to the Predecessor Lease shall cease but the Seller and the Servicer shall each thereafter have the same obligations with respect to the Substitute Lease substituted as it has with respect to all other Leases subject to the terms hereof.

         SECTION 12.   ASSIGNMENT

         12.01  Assignment to Trustee.

         It is understood that this Sales and Servicing Agreement and all rights of the Trust hereunder will be assigned by the Trust to the Trustee pursuant to the Indenture, for the benefit of the Trustee, the holders from time to time of the Notes as provided in the Indenture, and may be subsequently assigned by the Trustee to any successor Trustee or as otherwise provided in the Indenture. Each of the Seller and the Servicer hereby expressly agrees to each such assignment and agrees that all of its duties, obligations, representations and warranties hereunder shall be for the benefit of, and may be enforced by, the Trustee, the holders from time to time of the Notes, and any successor to or assignee of any thereof.

         12.02  Assignment by Seller or Servicer.

         None of the respective rights or obligations of the Seller and the Servicer hereunder may be assigned without the prior written consent of the Trust, the Trustee (acting upon the instructions of the holders of 66-2/3% of the then aggregate unpaid Outstanding Principal Amount of the Notes); provided, that nothing herein shall preclude the Servicer from performing its duties hereunder through the use of agents to the extent that such use is consistent with the Servicer's business practices in dealing with leases and equipment for its own account.

         SECTION 13.   NATURE OF OBLIGATIONS AND SECURITY THEREFOR

         13.01  Obligations Absolute.

         The obligations of the Originator and Seller hereunder, and the rights of the Trustee, as assignee of the Trust, in and to all amounts payable by the Originator or the Seller hereunder, shall be absolute and unconditional and shall not be subject to any abatement, reduction, setoff, defense, counterclaim or recoupment whatsoever, including, without limitation, abatements, reductions, setoffs, defenses, counterclaims or recoupments due or alleged to be due to, or by reason of, any past, present or future claims which the Originator or the Seller may have against the Servicer, the Trust, the Trustee, and any holder of the Notes or any other Person for any reason whatsoever; nor, except as otherwise expressly provided herein, shall this Sales and Servicing Agreement terminate, or the respective obligations of the Trust, the Originator, the Seller or the Servicer be otherwise affected, by reason of any defect in any Lease or in any unit of Equipment or in the respective rights and interests of the Trust, the Originator, the Seller and the Trustee therein, or by reason of any Liens, encumbrances, security interests or rights of others with respect to any Lease or any unit of Equipment, or any failure by the Trust or the Servicer to perform any of its obligations herein contained, or by reason of any other indebtedness or liability, howsoever and whenever arising, of the Trust, the Servicer, the Trustee, or any holder of the Notes to the Originator, the Seller or any other Person or by reason of any insolvency, bankruptcy, or similar proceedings by or against the Originator, the Seller, the Servicer, the Trust, the Trustee or any other Person or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that all obligations of the Originator or the Seller hereunder and all amounts payable by the Originator or the Seller hereunder shall continue to be due and payable in all events and in the manner and at the times herein provided unless and until the obligation to perform or pay the same shall be terminated or limited pursuant to the express provisions of this Sales and Servicing Agreement.

         13.02  Security for Obligations.

         As security for the full and timely performance by the Originator, the Seller and the Servicer of each of its obligations hereunder, and by the Trust of each of its obligations hereunder and under the Notes and the Indenture, each of the Originator and the Seller hereby pledges and grants to the Trustee (as a precaution in the event that, contrary to the intent of the parties to the transactions contemplated hereby, it is contended that either has any continuing interest in any Lease or item of Equipment subject to the Indenture) a first priority Lien on and security interest in all right, title and interest of the Originator or the Seller now or hereafter acquired in and to each Lease (including the right to receive all payments due or to become due thereunder) and each item of Equipment at any time subject to the Indenture. The foregoing security interest is granted upon and is subject to the same terms and provisions as are set forth in the Indenture and shall continue in full force and effect until the same is discharged in accordance with the terms therein, notwithstanding any waiver or modification of any of the terms hereof or thereof or of any of the Notes, whether with or without the consent of the Originator or the Seller.

         13.03  Further Assurances; Financing Statements.

                Each of the Originator, the Seller and the Servicer severally agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Trust or the Trustee may request to perfect and protect the assignments and security interests granted or purported to be granted herein with respect to the Leases and the Lease Payments or to enable the Trust or the Trustee to exercise and enforce its rights and remedies under this Agreement with respect to any Leases and the Lease Payments. Without limiting the generality of the foregoing, the Originator and the Seller shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that the Trust or the Trustee may request to protect and preserve the assignments and security interests granted by this Agreement with respect to the Leases.

         SECTION 14.   DEFINITIONS

         As used in this Sales and Servicing Agreement, the following terms have the respective meanings set forth below or set forth in the Section hereof or in any other agreement indicated:

         Accumulated Funding Deficiency - a funding deficiency described in
Section 302 of ERISA.

         Additional Lease - each separate lease agreement and each lease schedule or supplement (and each master lease agreement insofar as the same relates to any such schedule or supplement) acquired by the Trust from the Seller with all or a portion of the proceeds of an Early Termination Lease that has been prepaid in full pursuant to Section 11 hereof.

         Adjusted Lease - a Lease which has had one or more non-credit related terms adjusted or modified by the Servicer.

         Affiliate - Section 1.01 of the Indenture.

         Booked Residual Value - the estimated residual value of the Equipment recorded on the books of the Seller.

         Business Day - any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the city in which the Corporate Trust Office or the Servicer is located are authorized or obligated by law or executive order to remain closed.

         Casualty Payment - any payment pursuant to a Lease on account of the loss, theft, condemnation, governmental taking, destruction, or damage beyond repair of any item of Equipment subject thereto which results, in accordance with the terms of the Lease, in a reduction in the number or amount of any future Lease Payments due thereunder or in the termination of the Lessee's obligation to make future Lease Payments thereunder.

         Class A Notes - the Trust's Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes.

         Class A-1 Notes - the Trust's ______% Class A-1 Lease-Backed Notes, Series 1998-A.

         Class A-2 Notes - the Trust's ______% Class A-2 Lease-Backed Notes, Series 1998-A.

         Class A-3 Notes - the Trust's ______% Class A-3 Lease-Backed Notes, Series 1998-A.

         Class A-4 Notes - the Trust's ______% Class A-4 Lease-Backed Notes, Series 1998-A.

         Class B Notes - the Trust's ______% Class B Lease-Backed Notes, Series 1998-A.

         Class C Notes - the Trust's ______% Class C Lease-Backed Notes, Series 1998-A.

         Class D Notes - the Trust's ______% Class D Lease-Backed Notes, Series 1998-A.

         Class E Notes - the Trust's ______% Class E Lease-Backed Notes, Series 1998-A.

         Class R-1 Notes - the Trust's ______% Class R-1 Lease-Backed Notes, Series 1998-A.

         Class R-2 Notes - the Trust's ______% Class R-2 Lease-Backed Notes, Series 1998-A.

         Closing Date - August __, 1998, the date on which the Notes are originally issued pursuant to the Prospectus and the Private Placement Memorandum.

         Code - the Internal Revenue Code of 1986, as amended.

         Collection Account - Section 1.01 of the Indenture.

         Trust - the corporation so identified in the first paragraph of this Sales and Servicing Agreement and any successor corporation.

         Corporate Trust Office - Section 1.01 of the Indenture.

         Cut-Off Date - close of business on June 30, 1998.

         Delinquent Lease - Section 1.01 of the Indenture.

         Determination Date - Section 1.01 of the Indenture.

         Discounted Present Value of the Leases - Section 1.01 of the Indenture.

         Early Termination Lease - a lease which has been prepaid prior to its original stated maturity.

         Eligible Lease - Section 4.02 hereof.

         Equipment - all units or items of equipment from time to time subject to any Lease and all such units or items of equipment (to the extent of the Trust's interest therein) remaining subject to the Lien of the Indenture following the expiration or termination of the Lease to which the same was previously subject.

         ERISA - the Employee Retirement Income Security Act of 1974, as amended.

         Event of Default - Section 1.01 of the Indenture.

         Excess Copy Charges - Section 1.01 of the Indenture.

         Fee Per Scan Charges - Section 1.01 of the Indenture.

         Filing Requirements - Financing Statements necessary to perfect the ownership interest of the Trust and the perfected security interest of the Trustee in the Leases and the Equipment.

         Financing Statement - a statement filed pursuant to the UCC which evidences a perfected security interest in an asset.

         Governmental Authority: Any court or federal or state regulatory body, administrative agency or other tribunal or other governmental instrumentality.

         Granted Assets - The assets of the Granting Clause of the Indenture.

         Indemnified Party - Section 5.03 hereof.

         Indenture - the Indenture dated as of the date hereof, between the Trust and the Trustee, as the same may be supplemented, modified or amended from time to time in accordance with the terms thereof.

         Inter-Company Loans - Section 15.01 hereof.

         Issuance Date - Augus11, 1998.

         Lease - each separate lease agreement and each lease schedule or supplement (and each master lease agreement insofar as the same relates to any such schedule or supplement) described on Exhibit A hereto, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

         Lease Delinquency Payment - Section 1.01 of the Indenture.

         Lease Payment - Section 1.01 of the Indenture.

         Lease Payment Period - with respect to any Payment Date and the Determination Date with respect thereto, the calendar month prior to the month in which such Payment Date and Determination Date occur.

         Lease Receivables - with respect to any Lease, all amounts owing by the Lessee thereunder.

         Lease Repurchase Amount - at any date with respect to any Lease, an amount equal to the sum of (i) the Discounted Present Value of the Lease as of the prior Payment Date plus any amounts previously due and unpaid, and (ii) the product of (x) the Initial ADRB and (y) the ratio, as of the Cut-Off Date, that the Booked Residual Value of the Lease bears to the aggregate Booked Residual Value of all Leases.

         Lessee - each lessee under a Lease.

         Lien - means a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than tax liens, mechanics liens, and any liens that attach to a Lease by operation of law.

         Liquidity Reserve Account - Section 1.01 of the Indenture.

         Maintenance Charges - Section 1.01 of the Indenture.

         Nominal Buy-Out Lease - each Lease identified on Exhibit A hereto as having an estimated residual value of $10 or less in the column under the heading "RESIDUAL".

         Non-Performing Lease - Section 1.01 of the Indenture.

         Nonrecoverable Advance - any advance made or to be made by the Servicer pursuant to Section 5.01 hereof which, in the good faith judgment of the Servicer, will ultimately not be recoverable by the Servicer under the terms of this Sales and Servicing Agreement and the Indenture.

         Noteholder - at any time, any Person in whose name a note is registered in the Note Register (as defined in the Indenture).

         Notes - the Class A Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes and Class R Notes issued pursuant to the Indenture and all notes issued in exchange therefor pursuant to the Indenture.

         Officers' Certificate - with respect to the Seller or Servicer, a certificate delivered to the Trustee and signed by the Chairman, the President, or a Vice President, and by another Vice President, the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary of the Seller or Servicer, as the case may be, who is not the same person as the other officer signing such certificate.

         Original Principal Amount of the Notes - the principal amount of the Notes originally issued on the Closing Date.

         Other Lease Payments - Section 1.01 of the Indenture.

         Outstanding Principal Amount - Section 1.01 of the Indenture.

         PBGC - the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

         Payment Date - the 15th day of each calendar month (or the next Business Day thereafter if such day is not a Business Day).

         Predecessor Lease - Section 11.01 hereof.

         Pension Plan - Section 2.13 hereof.

         Person - an individual, partnership, corporation, joint venture, association, limited liability Trust, trust (including any beneficiary thereof) or unincorporated organization, or a government or agency or political subdivision thereof.

         Prime Rate - the Manufacturers and Traders Trust Trust prime lending rate.

         Private Placement Memorandum - the final Private Placement Memoranda used in connection with the private offering of the Class E Notes and the Class R Notes.

         Prohibited Transaction - any transaction described in Section 406 of ERISA which is not exempt by reason of Section 408 of ERISA or the transitional rules set forth in Section 414(c) of ERISA and any transaction described in
Section 4975(c) of the Code which is not exempt by reason of Section 4975(c)(2) or Section 4975(d) of the Code, or the transitional rules of Section 2003(c) of ERISA.

         Prospectus - the form of final prospectus to be used in connection with the public offering of the Class A Notes, the Class B Notes, the Class C Notes and Class D Notes as filed with the Securities and Exchange Commission pursuant to Rule 424(b).

         Rating Agency - Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Fitch IBCA, Inc. or Duff & Phelps Credit Rating Co.

         Registration Statement - the registration statement (File No. ________) filed with the Securities and Exchange Commission for the registration of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes.

         Related Person - any Person (whether or not incorporated) which is under common control with the Seller within the meaning of Section 414(c) of the Internal Revenue Code of 1986, as amended, or of Section 4001(b) of ERISA.

         Reportable Event - any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, a withdrawal from a Pension Plan described in Section 4063 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

         Reserve Account - Section 1.01 of the Indenture.

         Residual Account - Section 1.01 of the Indenture.

         Residual Realization - Section 1.01 of the Indenture.

         Residual Servicing Fee - Section 4.04(a) hereof.

         Seller - Copelco Capital Funding LLC 98-1, a Delaware limited liability company, and any successor.

         Servicer - the corporation so identified in the first paragraph of this Sales and Servicing Agreement and any successor thereto in accordance with the provisions hereof.

         Servicer Event of Default - Section 10.01 hereof.

         Servicing Fee - Section 4.04(a) hereof.

         Servicing Report - Section 6.01(b) hereof.

         Similar Transaction Amount - Section 1.01 of the Indenture.

         Similar Transaction Payments - Section 1.01 of the Indenture.

         Substitute Lease - Section 11.01(a) hereof.

         Stated Maturity - Section 1.01 of the Indenture.

         Termination Payment - Section 1.01 of the Indenture.

         Transaction Payment Amount - Section 1.01 of the Indenture.

         Trust Estate - Section 1.01 of the Indenture.

         Trustee - Manufacturers and Traders Trust Trust, and any successor thereto, as trustee under the Indenture.

         Underwriting Agreement - the Underwriting Agreement dated August __, 1998 among the Trust, First Union Capital Markets, Lehman Brothers and Prudential Securities Incorporated for the purchase and sale of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes.

         Uniform Commercial Code or UCC - with respect to a particular jurisdiction, the Uniform Commercial Code, as in effect from time to time in such jurisdiction, or any successor statute thereto.

         Utilized Residual Amount - Section 1.01 of the Indenture.

         Warranty Lease - Section 1.01 of the Indenture.

         SECTION 15.   INTER-COMPANY LOANS

         15.01  Inter-Company Loans.

         With the purchase of the Leases, the Trust has acquired the right to hold and apply in accordance with the provisions of certain of the Leases, security deposits. The Trust may from time to time, to the extent permitted by law, lend such security deposits and any amounts disbursed to the Trust pursuant to Sections 3.03(b), 3.04(b) or 6.06 of the Indenture to the Originator (each such advance, an "Inter-Company Loan"). Each Inter-Company Loan shall be on a demand basis, shall bear interest at an annual rate equal to the Prime Rate plus one percent, shall be in the form attached hereto as Exhibit B and shall otherwise be on such arm's-length terms and conditions as the Trust and the Originator may agree.

         SECTION 16.   MISCELLANEOUS

         16.01  Continuing Obligations.

         This Sales and Servicing Agreement shall continue in full force and effect until each of the Notes and any other amounts due to any holder of the Notes have been paid in full and all other obligations, if any, secured by the Lien of the Indenture have been fully satisfied.

         16.02  GOVERNING LAW.

         THIS SALES AND SERVICING AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK. IF ANY PROVISION OF THIS SALES AND SERVICING AGREEMENT IS DEEMED INVALID, IT SHALL NOT AFFECT THE BALANCE OF THIS SALES AND SERVICING AGREEMENT.

         16.03  Successors and Assigns.

         This Sales and Servicing Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Originator, the Trust, the Seller, the Servicer and the Trustee and shall inure to the benefit of the successors and assigns of the holders, from time to time, of the Notes.

         16.04  Modification.

         The terms of this Sales and Servicing Agreement shall not be waived, modified or amended without the written consent of the party against whom such waiver, modification or amendment is claimed and, in any case, the Trustee (acting upon the instructions of the holders of 66-2/3% of the then aggregate unpaid Outstanding Principal Amount of the Notes).

         16.05  No Proceedings.

         The Originator, the Seller and the Servicer, each hereby agree that it will not, directly or indirectly, institute, or cause to be instituted, against the Trust any proceeding of the type referred to in Section 6.01(b) or (c) of the Indenture so long as there shall not have elapsed one year plus one day since the latest maturing Notes have been paid in full in cash.

         16.06  Notices

         All notices and other communications given in connection with this Sales and Servicing Agreement shall be sufficient for every Person hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy, in case of the Originator, to East Gate Center, 700 East Gate Drive, Mount Laurel, New Jersey 08054-5400,
Attention: Stephen Shippie with a copy to the General Counsel (telecopy:
609-273-9288) and in the case of the Seller, the Trust, the Servicer and the Trustee and the holders of the Notes, to such addresses as are provided pursuant to Sections 1.05 and 1.06 of the Indenture or to such other address as either party may specify to the other from time to time in accordance with this Section 16.06.

         16.07  Counterparts.

         This Sales and Servicing Agreement may be executed in any number of counterparts, each counterpart constituting an original, but all together constituting only one Agreement.

         16.08  Nonpetition Covenant.

         The Originator shall not petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of the Trust. Neither the Originator nor the Seller shall petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of the Trust.

                  IN WITNESS WHEREOF, the parties hereto have executed this Sales and Servicing Agreement as of the date and year first written above.


                                   COPELCO CAPITAL, INC., as
                                   Seller and Servicer

                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                   COPELCO CAPITAL FUNDING LLC 98-1

                                   By: COPELCO CAPITAL FUNDING CORP. XI,
                                       as manager

                                       By:
                                          --------------------------------
                                          Name:  STEPHEN W. SHIPPIE
                                          Title: VICE PRESIDENT

                                    COPELCO CAPITAL FUNDING TRUST 1998-A

                                    By:   WILMINGTON TRUST COMPANY, not in
                                          its individual capacity but solely
                                          as Owner Trustee

                                          By:
                                             -----------------------------
                                             Name:
                                             Title:


The undersigned hereby acknowledges
receipt of a copy of the foregoing
Sales and Servicing Agreement and
agrees to, and to be bound by, each
of the provisions thereof applicable
to the undersigned.

MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee

By:
   -----------------------------
   Name:   RUSSELL T. WHITLEY
   Title:  ASSISTANT VICE PRESIDENT

                                                                      EXHIBIT A


                       SCHEDULE OF LEASES AND EQUIPMENT

                                                                      EXHIBIT B


                       [FORM OF INTER-COMPANY LOAN NOTE]

ALL RIGHT, TITLE AND INTEREST IN AND TO THIS PROMISSORY NOTE ON THE PART OF COPELCO CAPITAL FUNDING TRUST 1998-A HAS BEEN ASSIGNED TO AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF MANUFACTURERS AND TRADERS TRUST TRUST, AS TRUSTEE, UNDER AN INDENTURE DATED AS OF AUGUST 1, 1998, FOR THE BENEFIT OF THE PERSONS REFERRED TO THEREIN.

$_________                                                               [Date]

                  COPELCO CAPITAL, INC., a Delaware corporation (the "Maker"), with its principal office at , FOR VALUE RECEIVED, hereby promises to pay to the order of Copelco Capital Funding Trust 1998-A, a trust with its offices located at __________________ or its assignee (the "Payee"), for its account, at __________________, the principal sum of _______________ Dollars
($____________) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Payee to the Maker under the Sale Agreement (as defined below)), together with interest per annum on the unpaid principal amount hereof at the Prime Rate plus one per cent, in lawful money of the United States of America and in immediately available funds immediately on the demand of the Payee.

                  The date, amount and interest rate, of each Loan made by the Payee to the Maker, and each payment made on account of the principal thereof, shall be recorded by the Payee on its books and, prior to any transfer of this Note, endorsed by the Payee on the schedule attached hereto or any continuation thereof.

                  This Note evidences certain Inter-Company Loans from Payee to Maker pursuant to Section 13.01 of that certain Sales and Servicing Agreement dated as of August __, 1998, between the Maker and the Payee (the "Sale Agreement"). Capitalized terms used in this Note have the respective meanings assigned to them in the Sale Agreement.

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                     COPELCO CAPITAL, INC.

                                     By
                                       -------------------------------------

                               SCHEDULE OF LOANS

                  This Note evidences demand Loans made under the within-described Sale Agreement to the Maker, on the date, at the interest rate, and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

                     Principal                              Amount             Unpaid
                     Amount of          Interest            Paid or            Principal          Notation
Date                 Loan               Rate                Prepaid            Amount             Made By
                     ---------          ---------           -------            -------            -------

-------------------- ------------------ ------------------- ------------------ ------------------ -------------------

-------------------- ------------------ ------------------- ------------------ ------------------ -------------------

-------------------- ------------------ ------------------- ------------------ ------------------ -------------------

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-------------------- ------------------ ------------------- ------------------ ------------------ -------------------

-------------------- ------------------ ------------------- ------------------ ------------------ -------------------

-------------------- ------------------ ------------------- ------------------ ------------------ -------------------

-------------------- ------------------ ------------------- ------------------ ------------------ -------------------

-------------------- ------------------ ------------------- ------------------ ------------------ -------------------

-------------------- ------------------ ------------------- ------------------ ------------------ -------------------

-------------------- ------------------ ------------------- ------------------ ------------------ -------------------

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-------------------- ------------------ ------------------- ------------------ ------------------ -------------------


                                                                      EXHIBIT C

                     Form of Receivables Servicing Report

Line

1        Transaction Cash Flow - see computer detail

1/1      Beginning Net Present Value

1/2      Less:  Lease Receivables - current month
1/3      Add:   Actual Interest Payment (Weighted Avg. A, B & C notes)
1/4      Add:   0.75% Servicing Component
1/5      Less:  Current month Nonperforming
1/5a     Less:  Warranty Leases
1/6      Less:  Amounts on Early Terminations
1/7      Add:   Amounts due to Substitutions
1/8      Add:   Amounts due to Additional leases (Prepaid leases)

1/9      Ending Net Present Value

2        Overdue Lease Payments - see computer detail

2/1      Beginning Balance
2/2      (Memo) Overdue Payments Received
2/3      Less:  Reimbursed Per This Report

2/4      Less:  Past Dues on Disqualified Leases - Early Terminations
2/5      Less:  Past Dues on Disqualified Leases - Nonperforming and Warranty
2/6      Add:   Last Month's Current Payments that became Past due
2/7      Add:   Received on Replacements Leases
2/8      (MEMO) Net New  Advances
2/9      Ending Balance

3        Residual

3/1      Beginning Availability
3/2      Less:  Amount Used
3/3      Ending Maximum Availability
3/4      (Memo) Amount Realized

3/5      LTD Residuals of Nonperforming, Warranty, and Prepaid leases substituted
3/6      LTD Residuals of Substitutions

4        Collection account-Advance Lease Payments
4/1      Beginning Balance
4/2      Less:  Applied to Current from Prepaid
4/3      Less:  Advance on Disqualified Leases
4/4      Add:   Received This Month
4/5      Add:   Received on Replacement Leases
4/6      Ending Balance

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


5        Residual Event Calculation

5/1      Delinquency condition exist (payments over 62 days performing leases only)
5/2      Overdue payments and PV on leases over 62 but less than 122 days
5/3      PV of performing leases
5/4      Delinquency Rate Current Month
5/5                        Second Preceding Month
5/6                        Third Preceding Month
5/7                        Average
5/8      Residual Realization (less than) 100% (Yes/No)
5/9      Copelco Capital as Servicer (Yes/No)

6        Cash Reserve Account

6/1      Beginning Balance

6/2      Less:  New Obligations:  Total Shortfall (B9)
6/3      Plus:  Interest earned on Cash Reserve Acct.
6/4      Ending Balance
6/5      ___% of Outstanding Note Value
6/6      Lesser of __% of $__________ and Outstanding Note Value
6/7      Target Cash Reserve (Greater of 6/5 & 6/6)
6/8      Cash Reserve Release (6/4-6/7)
6/9      Ending Balance Cash Reserve Account

7        Residual Account

7/1      Beginning Balance
7/2           Plus Current Month Addition
7/3           Less Disbursements
7/4      Ending Balance

8        Nonperforming Leases

8/1      Beginning Balance of Nonperforming Leases
8/2           Plus Current Month Additions
8/3      Plus Past Due Payments on Nonperforming Leases
8/4           Less Current Month Recoveries
8/5      Ending Balance

         Cash Receipts

Line

A/1      Regular monthly payments
A/2      Overdue payments
A/3      Overdue Payments due on Early Termination and Termed Out Leases (From
           Seller)
A/4      Advance Payments of monthly rentals
A/5      Residual Values
A/6      Recoveries on Defaulted Leases
A/7      Proceeds from investment of Collection Accounts funds
A/8      Draws upon Residual Account
A/9      Casualty and Termination Payments
A/10     Servicer Advances
A/11     Total Receipts

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

         Disbursement Requirements

Line

B/1      Past Due Payments Collected, Due Servicer (COLLECTION ACCT)
B/2      Overdue Payments Advanced, on Disqualified Leases (COLLECTION ACCT)
B/3           Servicing Fee (COLLECTION ACCT)
B/4           Advanced Payments on Disqualified Leases (COLLECTION ACCT)
B/5                 Total to Servicer

B/6      Collection Account - Advanced Rents (Monthly-Increase/(Decrease))

B/7      Net cash receipts
B/8      Shortfall
B/9      Draw on Cash Reserve
B/10     Draw on Residual Account
B/11     Total Available Funds

C        Noteholders
C/1      Class A-1 Interest Paid ____%
C/2      Class A-2 Interest Paid ____%
C/3      Class A-3 Interest Paid ____%
C/4      Class A-4 Interest Paid ____%
C/5      Class B Interest Paid ____%
C/6      Class C Interest Paid ____%
C/7      Class D Interest Paid ____%
C/8      Class E Interest Paid ____%
C/9      Beginning Class A-1 Note Balance
C/10     Class A-1 Note Value Target (___% of 1/9)
C/11     Class A-1 Principal Paid
C/12     Beginning Class A-2 Note Balance
C/13     Class A-2 Note Value
C/14     Ending Class A-2 Note Balance
C/15     Class A-2 Principal Paid
C/16     Beginning Class A-3 Note Balance
C/17     Class A-3 Note Value
C/18     Ending Class A-3 Note Balance
C/19     Class A-3 Principal Paid
C/20     Beginning Class A-4 Note Balance
C/21     Class A-4 Note Value
C/22     Class A-4 Principal Paid
C/23     Ending Class A-4 Note Balance
C/24     Beginning Class B Note Balance
C/25a    Class B Note Value Target (__% of 1/9)
C/25b    Class B Note Value Floor (__% of $__________ + Cum. Losses-C/12-6/4)
C/26     Class B Principal Paid
C/27     Ending Class B Note Balance
C/28     Beginning Class C Note Balance
C/29a    Class C Note Value Target (__% of 1/9)
C/29b    Class C Note Value Floor (__% of $__________ + Cum. Losses-6/4)

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

C/30     Class C Principal Paid
C/31     Ending Class C Note Balance
C/32     Beginning Class D Note Balance
C/33     Class D Note Value Target (__% of 1/9)
C/34     Class D Note Value Floor (__% of $__________ + Cum. Losses-6/4)
C/35     Class D Principal Paid
C/36     Ending Class D Note Balance
C/37     Beginning Class E Note Balance
C/38     Class E Note Value Target (__% of 1/9)
C/39     Class E Note Value Floor (__% of $__________ + Cum. Losses-6/4)
C/40     Class E Principal Paid
C/41     Ending Class E Note Balance
C/42     Balance Available for Distribution to Copelco

D        Miscellaneous Tracking Items

D/1      % of Total Nonperforming and Warranty substituted as per Initial Outs,
            Note Value
D/2      (MEMO) Cumulative amounts on Early Lease Terminations due to modification of leases
D/3      (MEMO) Cumulative amounts of additional leases purchased
D/4      (MEMO) Avg. residual realization greater than booked residual by
            Document Imaging and Major Accounts division for last three months (Yes/No)
D/5 % of Total Variance of Residuals substituted for Nonperforming & Prepaid leases and residuals of Substituted leases to Initial pool booked residuals

                       FORM OF RESIDUAL SERVICING REPORT



                               [to be provided]




                                     C-1